      STATEMENT OF ADDITIONAL INFORMATION (SAI) SUPPLEMENT -- MAY 1, 2010*

FOR THE SAI DATED APRIL 30, 2010, AMENDED AND RESTATED MAY 1, 2010

SELIGMAN PORTFOLIOS, INC.
  Seligman Capital Portfolio
  Seligman Common Stock Portfolio
  Seligman Communications and Information Portfolio
  Seligman Global Technology Portfolio
  Seligman International Growth Portfolio
  Seligman Investment Grade Fixed Income Portfolio
  Seligman Large-Cap Value Portfolio
  Seligman Smaller-Cap Value Portfolio

The above-referenced funds are each a "fund" and collectively the "funds."

On May 1, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial"), the parent company of RiverSource Investments, LLC, the funds' investment manager, announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America (the "Columbia Transaction").

In connection with the Columbia Transaction, effective May 1, 2010, the funds' investment manager, principal underwriter and transfer agent will change their names to reflect the new, combined business:



--------------------------------------------------------------------------------------------------------
NEW COMPANY NAME      FORMER NAME/SERVICE PROVIDER                        SERVICES
--------------------------------------------------------------------------------------------------------
Columbia Management   RiverSource Investments, LLC                        Investment Management
Investment                                                                Services
Advisers, LLC
--------------------------------------------------------------------------------------------------------
Columbia Management   RiverSource Fund Distributors, Inc.                 Distribution Services
Investment
Distributors, Inc.
--------------------------------------------------------------------------------------------------------
Columbia Management   RiverSource Service Corporation                     Transfer Agent Services
Investment Services
Corp.
--------------------------------------------------------------------------------------------------------


In connection with the Columbia Transaction, the Columbia-branded funds (which does not include the Columbia money market funds) are part of a family of funds that includes the RiverSource, Seligman and Threadneedle funds (collectively, the "Fund Family"). Currently, the Columbia-branded funds do not share the same policies and procedures as the other funds in the Fund Family and, except as described below, may not be exchanged for shares of RiverSource, Seligman or Threadneedle funds. Effective May 1, 2010, the Columbia-branded funds may be exchanged for RiverSource Cash Management Fund (Class A, B, C and Z shares). Please see the prospectus for RiverSource Cash Management Fund for more information.


--------------------------------------------------------------------------------
* Valid until next update

                       STATEMENT OF ADDITIONAL INFORMATION

                APRIL 30, 2010, AMENDED AND RESTATED MAY 1, 2010



                     SELIGMAN PORTFOLIOS, INC. (THE "FUND")

Effective November 7, 2008, RiverSource Investments, LLC ("RiverSource Investments" or "investment manager"), investment manager to the RiverSource Family of Funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), completed its acquisition (the "Acquisition") of J. &
W. Seligman & Co. Incorporated ("Seligman"). With the Acquisition completed and shareholders of each of the Portfolios offered herein having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement ("Management Agreement") between RiverSource Investments and the Fund (on behalf of each Portfolio), RiverSource Investments is the new investment manager of the Fund (and each of its Portfolios) effective November 7, 2008. Shareholders of Seligman International Growth Portfolio (the "Subadvised Portfolio") also approved at the November meeting a subadvisory agreement (the "Subadvisory Agreement") between RiverSource Investments and Wellington Management Company, LLP ("Wellington Management").

This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the Fund's current Prospectus, dated May 1, 2010, offering Class 1 shares for each of Seligman Capital Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman International Growth Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio, three separate Prospectuses, each dated May 1, 2010, also offering Class 1 shares for Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio, and five separate Prospectuses offering Class 2 shares, each dated May 1, 2010, for Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio. Each of the Portfolios named above is referred to as a "Portfolio" and collectively such Portfolios are referred to as the "Portfolios". This SAI, although not in itself a Prospectus, is incorporated by reference into each of the Portfolio's Prospectuses in its entirety. It should be read in conjunction with each of the Portfolio's Prospectuses, which you may obtain by writing or calling the Fund at the above address or telephone numbers, respectively.

Each fund's financial statements for its most recent fiscal period are contained in the fund's annual or semiannual report to shareholders. The Independent Registered Public Accounting Firm's Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial intermediary or write to the RiverSource Family of Funds, which includes RiverSource funds, Seligman funds and Threadneedle funds, 734 Ameriprise Financial Center, Minneapolis, MN 55474, call 1(800) 221-2450, or visit seligman.com.

The Fund is governed by a Board that meets regularly to review a wide variety of matters affecting the Portfolios. Detailed information about Fund governance, the Fund's investment manager, RiverSource Investments, and other aspects of Fund management can be found by referencing the Table of Contents below.

The website references in this SAI are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this SAI.

TABLE OF CONTENTS

Fund History.....................................................................   p. 3
Description of the Fund and its Investments and Risks............................   p. 3
Management of the Fund...........................................................  p. 18
Control Persons and Principal Holders of Securities..............................  p. 29
Investment Advisory and Other Services...........................................  p. 29
Portfolio Managers...............................................................  p. 35
Securities Transactions..........................................................  p. 41
Capital Stock and Other Securities...............................................  p. 44
Purchase, Redemption, and Pricing of Shares......................................  p. 44
Taxation of the Fund.............................................................  p. 46
Underwriters.....................................................................  p. 46
Financial Statements.............................................................  p. 47
Information Regarding Pending and Settled Legal Proceedings......................  p. 47
General Information..............................................................  p. 48




Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                      Page 2

FUND HISTORY

The Fund was incorporated under the laws of the state of Maryland on June 24, 1987 under the name Seligman Mutual Benefit Portfolios, Inc. The Fund's name was changed to Seligman Portfolios, Inc. on April 15, 1993. As of November 7, 2008, the Fund and its Portfolios are a part of the RiverSource Family of Funds. The RiverSource Family of Funds includes a comprehensive array of funds managed by RiverSource Investments, including the Fund and the other Seligman mutual funds.

Shares of the Portfolios are sold exclusively as underlying investment options of variable insurance policies and variable annuity contracts offered by affiliated and unaffiliated insurance companies and are part of the RiverSource Family of Funds.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

CLASSIFICATION
The Fund is a diversified open-end management investment company, or mutual fund, which consists of the following eight separate Portfolios:

Seligman Capital Portfolio                      Seligman International Growth Portfolio
  (Capital)                                       (International Growth)
Seligman Common Stock Portfolio                 Seligman Investment Grade Fixed Income
  (Common Stock)                                Portfolio
                                                  (Investment Grade Fixed Income)
Seligman Communications and Information         Seligman Large-Cap Value Portfolio
  Portfolio                                       (Large-Cap Value)
  (Communications and Information)
Seligman Global Technology Portfolio            Seligman Smaller-Cap Value Portfolio
  (Global Technology)                             (Smaller-Cap Value)


Shares in the Fund's Portfolios are only being offered to: (1) separate accounts ("Accounts") established by participating insurance companies to fund benefits of variable annuity and variable life insurance contracts ("Contracts") and (2) with respect to Class 2 shares of Seligman Communications and Information Portfolio, certain domestic 401(k) plans with plan assets in excess of $300,000,000 or a minimum investment of $20,000,000, and retirement plans with at least 200 employees or a minimum investment of $3,000,000 ("Qualified Plans" or "Plans"). The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from the owners of the Contracts. A more detailed description of such allocation rights and information on how to purchase or surrender a Contract, as well as any sales charges and other expenses imposed by Contracts on their owners can be found in the separate prospectuses and disclosure documents issued by the participating insurance companies and those accompanying each Portfolio's Prospectus. Qualified Plans may invest in Class 2 shares of Seligman Communications and Information Portfolio in accordance with applicable law and their own governing documents. Participants of such Plans are encouraged to consult with their plan administrators for additional information. The Fund reserves the right to reject any order for the purchase of shares of the Fund's Portfolios.

INVESTMENT STRATEGIES AND RISKS
The Prospectuses discuss the investment objectives of each of the Fund's Portfolios and the policies each Portfolio employs to achieve its investment objectives. The following information regarding the Fund's Portfolios' investment policies supplements the information contained in the Prospectuses.

CONVERTIBLE BONDS. Each Portfolio may purchase convertible bonds. Convertible bonds are convertible at a stated exchange rate or price into common stock. Before conversion, convertible securities are similar to non-convertible debt securities in that they provide a steady stream of income with generally higher yields than an issuer's equity securities. The market value of all debt securities, including convertible securities, tends to decline as interest rates increase and to increase as interest rates decline. In general, convertible securities may provide lower interest or dividend yields than non-convertible debt securities of similar quality, but they may also allow investors to benefit from increases in the market price of the underlying common stock. When the market price of the underlying common stock increases, the price of the convertible security tends to reflect the increase. When the market price of the underlying common stock declines, the convertible security tends to trade on the basis of yield, and may not depreciate to the same extent as the underlying common stock. In an issuer's capital structure, convertible securities are senior to common stocks. They are therefore of higher quality and involve less risk than the issuer's common stock, but the extent to which risk is reduced depends largely on the extent to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities for a Portfolio, such factors as economic and business conditions involving the issuer, future earnings growth potential of the issuer, potential for price appreciation of the underlying equity, the value of individual securities relative to other investment alternatives, trends in the

Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                      Page 3
determinants of corporate profits, and capability of management are considered. In evaluating a convertible security, emphasis is placed on the attractiveness of the underlying common stock and the capital appreciation opportunities that the convertible security presents. Convertible securities can be callable or redeemable at the issuer's discretion, in which case alternative investments would be sought. The Portfolios may invest in debt securities convertible into equity securities rated as low as "CC" by Standard & Poor's Ratings Services ("S&P") or "Ca" by Moody's Investors Service ("Moody's"). Debt securities rated below investment-grade (frequently referred to as "junk bonds") often have speculative characteristics and are subject to greater market fluctuations and risk of loss of income and principal than higher-rated securities. The investment manager does not rely on the ratings of these securities in making investment decisions but performs its own analysis, based on the factors described above, in connection with a Portfolio's investment objective(s).

DERIVATIVES. Each of the Portfolios may invest in financial instruments commonly known as "derivatives" for hedging or investment purposes.

A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. A Portfolio will not invest in a specific type of derivative without prior approval from its Board of Directors, after consideration of, among other things, how the derivative instrument serves the Portfolio's investment objective, and the risk associated with the investment. The types of derivatives in which the Portfolios are currently permitted to invest, as described more fully below, are forward currency exchange contracts, commodities and commodity contracts, options, equity linked securities, rights and warrants, access trades, index futures, treasury futures and options on such futures.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each of the Portfolios, other than Seligman Investment Grade Fixed Income Portfolio, will generally enter into forward foreign currency exchange contracts to fix the US dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the US dollar value of securities it owns. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into.

A Portfolio may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the US dollar. In this case the contract would approximate the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Portfolio may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The potential effect a substantial commitment of a Portfolio's assets to forward contracts would have on the investment program of a Portfolio and its ability to purchase additional securities is considered.

A Portfolio, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets denominated in that currency provided the excess amount is "covered" by cash and/or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, it is believed that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of a Portfolio will be served.

At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. However, a Portfolio may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Portfolio retains the portfolio security and engages in offsetting transactions, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an

Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                      Page 4
offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Portfolio's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. A Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Shareholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

COMMODITIES AND COMMODITY CONTRACTS. Each of the Portfolios may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Portfolio being a "commodity pool" as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission's regulations and interpretations thereunder.

Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to a Portfolio if the fluctuations in interest rates, currency values or the market to which the financial instrument is tied are not accurately predicted. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that a Portfolio could lose more than the amount of its original investment. For example, a Portfolio may purchase futures contracts by making a relatively small "margin deposit" and, if such contracts are thereafter sold at a loss, that Portfolio could lose substantially more than the original margin deposit. Although a Portfolio will only utilize exchange-traded futures and options thereon, there can be no assurance that they will be able to close out positions when they wish to. In addition, a futures or options strategy may not provide an exact hedge to a position.

OPTIONS. Each of the Portfolios, other than Seligman Investment Grade Fixed Income Portfolio, is permitted to purchase put options, call options, put spreads, call spreads and collars, and to sell covered call options (i.e., where the Portfolio owns the underlying security) and covered put options (i.e., where the Portfolio maintains the cash or collateral to cover the obligation created by the put). These instruments are described below.

An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the security beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call's strike price.

Options offer large amounts of leverage, which will result in the Portfolio's net asset value being more sensitive to changes in the value of the underlying security. The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations, and the degree of correlation between the options and the prices of the

Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                      Page 5
underlying securities. If the investment manager is incorrect in its expectation of changes in market prices or the correlation between the instruments or indices on which such options may be written and purchased and the instruments in the Portfolio's investment portfolio, the Portfolio may incur losses that it would not otherwise incur. The use of options can also increase a Portfolio's transaction costs. Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. The purchaser of an option runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). The seller of an option earns premium income but is subject to the risk of having to sell the underlying security at significantly less than its market price (or buy a security at significantly more than its market price). When options are purchased on the over-the-counter market, there is a risk that the counterparty that wrote the option will be unable to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, the Portfolio may have difficulty closing out its position, in which case the Portfolio could lose money in the event of adverse price movements.

EQUITY-LINKED SECURITIES (ELS). An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an "Underlying Equity"). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELS may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to downside market risk. The Portfolio may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Portfolio may also purchase ELSs in a privately negotiated transaction with the issuer of an ELS (or its broker-dealer affiliate, collectively referred to in this section as the "issuer"). The Portfolio may or may not hold an ELS until its maturity.

Investments in ELSs subject the Portfolio to risks, primarily to the downside market risk associated with the Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer, and concentration risk. Most ELSs do not have any downside protection (though some ELSs provide for a floor on the downside). In general, an investor in an ELS has the same downside risk as an investor in the Underlying Equity. The liquidity of an ELS that is not actively traded on an exchange is linked to the liquidity of the Underlying Equity. The issuer of an ELS generally purchases the Underlying Equity as a hedge. If the Portfolio wants to sell an ELS back to the issuer prior to its maturity, the issuer may sell the Underlying Equity to unwind the hedge and, therefore, must take into account the liquidity of the Underlying Equity in negotiating the purchase price the issuer will pay to the Portfolio to acquire the ELS.

The liquidity of unlisted ELSs is normally determined by the willingness of the issuer to make a market in the ELS. While the Portfolio will seek to purchase ELSs only from issuers that it believes to be willing to, and capable of, repurchasing the ELS at a reasonable price, there can be no assurance that the Portfolio will be able to sell any ELS at such a price or at all. This may impair the Portfolio's ability to enter into other transactions at a time when doing so might be advantageous. In addition, because ELSs are senior unsecured notes of the issuer, the Portfolio would be subject to the credit risk of the issuer and the potential risk of being too concentrated in the securities (including ELSs) of that issuer. The Portfolio bears the risk that the issuer may default on its obligations under the ELS. In the event of insolvency of the issuer, the Portfolio will be unable to obtain the intended benefits of the ELS. Moreover, it may be difficult to obtain market quotations for purposes of valuing the Portfolio's ELSs and computing the Portfolio's net asset value.

Price movements of an ELS will likely differ significantly from price movements of the Underlying Equity, resulting in the risk of loss if the investment manager is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of an ELS.

PREFERRED SECURITIES. Certain of the Portfolios may invest in preferred securities. There are special risks associated with investing in preferred securities, including:

    - DEFERRAL. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without adverse consequences to the issuer. If the Portfolio owns a preferred security that is deferring its distributions, the Portfolio may be required to report income for tax purposes although it has not yet received such income.

    - SUBORDINATION. Preferred securities are subordinated to bonds and other debt instruments in an issuer's capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

    - LIQUIDITY. Preferred securities may be substantially less liquid than many other securities, such as common stocks or US government securities.


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                      Page 6

    - LIMITED VOTING RIGHTS. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.

    - SPECIAL REDEMPTION RIGHTS. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in income tax or securities laws. As with call provisions, a redemption by the issuer of the preferred securities may negatively impact the return of the security held by the Portfolio.

RIGHTS AND WARRANTS. Each Portfolio, other than Seligman Investment Grade Fixed Income Portfolio, may invest in common stock rights and warrants believed to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in each Portfolio's investment restrictions regarding such securities.

ACCESS TRADES. Each Portfolio, other than Seligman Investment Grade Fixed Income Portfolio, may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty, agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, a Portfolio bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Portfolio may not be able to sell when it is deemed advantageous to do so. These risks will be potentially mitigated by dealing with counterparties believed to be reputable.

FUTURES CONTRACTS. Seligman Investment Grade Fixed Income Portfolio may utilize treasury futures and Seligman Capital Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman International Growth Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio may utilize index futures. Futures contracts, which trade on a securities exchange, are standardized as to quantity, delivery date and settlement conditions, including specific securities acceptable for delivery against the futures contract. A treasury futures contract is an agreement to buy or sell a specified amount of a specific security issued by the U.S. Treasury for a specified price at a designated date and time in the future. In the case of index futures, settlement is made in cash based on the value of a specified underlying index. More commonly, futures contracts are closed out prior to expiration by an offsetting purchase or sale. Since the counterparty to every futures contact is a securities exchange, offsetting transactions are netted to close out positions. A Portfolio may incur a loss if the closing transaction occurs at an unfavorable price as compared with that of the opening trade (including transaction costs). There can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, it will continue to be required to maintain the position, including the maintenance of margins, which could result in substantial losses.

Margin deposits must be made at the time a futures contract position is acquired. A Portfolio is required to deposit in a segregated account, typically with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Initial margin on futures contracts is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by a securities exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made daily to and from the futures broker as the value of the futures position varies, a process known as "marking-to-market." When a Portfolio purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Under certain circumstances, exchanges upon which futures contracts trade may establish daily limits on the amount that the price of a future contract can vary from the previous day's

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settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures contract position, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to designate liquid assets on its books and records.

Certain characteristics of the futures markets might increase the risk that movements in the prices of futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, since initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

At the maturity of a futures contract, the Portfolio may either accept or make delivery of the security specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund will only enter into a futures contract if it is expected that the Fund will readily be able to close out such contract. There can, however, be no assurance that it will be able to do so in any particular case, in which case the Fund may suffer losses in the event of adverse price movements.

OPTIONS ON FUTURES. The Portfolios that may utilize treasury futures and index futures also intend to seek the Board's permission to utilize options on treasury futures and index futures respectively (collectively, "options on futures"). Options on futures are effectively options on the asset or index that underlies a futures contract. A call option on a futures contract gives the holder the right to enter into a long futures contract at a fixed futures price. A put option on a futures contract gives the holder the right to enter into a short futures contract at a fixed futures price.

Purchasers and sellers of options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an offsetting option on the same futures contract. There is also risk that the Portfolio may have difficulty in closing out positions in options on futures. Although the Portfolios intend to close out any positions on a securities market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, exchanges upon which futures are traded may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day's settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions held by the Portfolios.

Options on futures held by a Portfolio, to the extent not exercised, will expire and the Portfolio would experience a loss to the extent of any premium paid for the option. If a Portfolio were unable to liquidate an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position.

Certain characteristics of the futures market might increase the risk that movements in the prices of options on futures contracts might not correlate perfectly with movements in the prices of any exposure being hedged. For example, all participants in the options on futures markets are subject to daily variation margin calls and might be compelled to liquidate options on futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.


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FUNDING AGREEMENTS. The Investment Grade Fixed Income Portfolio may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid Securities.) The largest risks associated with funding agreements include credit risk and liquidity risk.

QUANTITATIVE MODEL RISK. The Common Stock Portfolio is subject to quantitative model risk. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage open-end mutual funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

FOREIGN INVESTMENT RISK FACTORS. Each of the Portfolios may invest up to 25% of its total assets in foreign securities (except Seligman Global Technology Portfolio and Seligman International Growth Portfolio, which may invest up to 100% of their total assets in foreign securities), except that this 25% limit does not apply to (i) foreign securities held through Depositary Receipts which are traded in the US or to commercial paper and certificates of deposit issued by foreign banks, or (ii) Seligman Capital Portfolio, the 25% limit of which is described in the Fund's Prospectuses. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

By investing in foreign securities, the Portfolios will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. It is believed that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. Global diversification reduces the effect that events in any one country will have on the entire investment portfolio. Of course, a decline in the value of a Portfolio's investments in one country may offset potential gains from investments in another country. Diversification does not assure a profit or protect against loss in a declining market.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that the Portfolios' foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of a Portfolio are uninvested and no return is earned thereon and may involve a risk of loss to a Portfolio. Foreign securities markets may have substantially less volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which a Portfolio could lose its entire investment in a certain market), limitations on the removal of monies or other assets of the Portfolios, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.


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The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies, and each Portfolio may temporarily hold funds in foreign currencies. The value of a Portfolio's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates and exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies. A Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolios. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

TECHNOLOGY INVESTMENT RISK FACTORS. The value of the Seligman Communications and Information Portfolio and Seligman Global Technology Portfolio shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. Technology and technology-related industries may be subject to greater governmental regulation than many other industries in certain countries, as well as changes in governmental policies, and the need for regulatory approvals may have a material adverse effect on these industries. Additionally, these companies may be subject to risks of developing technologies, competitive pressures, and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Securities of smaller, less experienced companies also may involve greater risks, such as limited product lines, limited markets and limited financial and managerial resources, and trading in such securities may be subject to more abrupt price movements than trading in the securities of larger companies.

OTHER INVESTMENT COMPANIES. Each Portfolio, other than Seligman Investment Grade Fixed Income Portfolio, may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the Investment Company Act of 1940, as amended ("1940 Act"), which generally prohibits a Portfolio from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. A Portfolio's investments in other investment companies may include investments in exchange-traded funds ("ETFs") if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange or otherwise traded in the over-the-counter market and generally seek to track the performance of a specified securities index or a basket of securities. Securities traded in the over-the-counter market present additional risks, such as counterparty and liquidity risks.

If a Portfolio invests in other investment companies, shareholders would bear not only that Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies, and a Portfolio's returns will therefore be lower. To the extent a Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio's performance may be negatively affected if the value of those underlying investments declines.

DEPOSITARY RECEIPTS. Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. American Depositary Receipts ("ADRs"), which are traded in dollars on US Exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. European Depositary Receipts ("EDRs") are typically traded in Europe. Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") are typically traded in both Europe and the United States. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities trade in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the US, and therefore, the import of such information may not be reflected in the market value of such instruments.

ILLIQUID SECURITIES. Each Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended ("1933 Act")) and other securities that are not readily marketable. These include restricted securities that can be offered and sold to "qualified

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

institutional buyers" under Rule 144A of the 1933 Act. The Fund's Board of Directors may adopt procedures pursuant to which the investment manager may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors or the investment manager (as the case may be) make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

MONEY MARKET INSTRUMENTS. Each of the Portfolios may invest a portion of their assets in the following money market instruments.

US Government Obligations. US Government obligations are obligations issued or guaranteed as to both principal and interest by the US Government or backed by the full faith and credit of the United States, such as US Treasury Bills, securities issued or guaranteed by a US Government agency or instrumentality, and securities supported by the right of the issuer to borrow from the US Treasury.

Bank Obligations. Bank obligations include US dollar-denominated certificates of deposit, banker's acceptances, fixed time deposits and commercial paper of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks.

Commercial Paper and Short-Term Corporate Debt Securities. Commercial paper and short-term debt securities include short-term unsecured promissory notes with maturities not exceeding nine months issued in bearer form by bank holding companies, corporations and finance companies.

MORTGAGE RELATED SECURITIES.
Mortgage Pass-Through Securities. Each Portfolio may invest in mortgage pass-through securities. Mortgage pass-through securities include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, and commercial banks. Such securities provide a "pass-through" of monthly payments of interest and principal made by the borrowers on their residential mortgage loans (net of any fees paid to the issuer or guarantor of such securities). Although the residential mortgages underlying a pool may have maturities of up to 30 years, a pool's effective maturity may be reduced by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgages. High interest rate mortgages are more likely to be prepaid than lower-rate mortgages; consequently, the effective maturities of mortgage-related obligations that pass-through payments of higher-rate mortgages are likely to be shorter than those of obligations that pass-through payments of lower-rate mortgages. If such prepayment of mortgage-related securities in which the Portfolio invests occurs, the Portfolio may have to invest the proceeds in securities with lower yields.

The Government National Mortgage Association ("GNMA") is a US Government corporation within the Department of Housing and Urban Development, authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed residential mortgages. These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Other government-related issuers of mortgage-related securities include the Federal National Mortgage Association ("FNMA"), a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development but owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the US Government created for the purpose of increasing the availability of mortgage credit for residential housing that is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government. Pass-through securities issued by FNMA are backed by residential mortgages purchased from a list of approved seller/servicers and are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through securities based on pools of conventional residential mortgage loans. Securities created by such non-governmental issuers may offer a higher rate of interest than government-related securities; however, timely payment of interest and principal may or may not be supported by insurance or guarantee arrangements, and there can be no assurance that the private issuers can meet their obligations.


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Collateralized Mortgage Obligations.  Seligman Investment Grade Fixed Income
Portfolio may invest in Collateralized Mortgage Obligations ("CMOs"), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits ("REMICs"). CMOs are fixed-income securities collateralized by pooled mortgages and separated into short-, medium-, and long-term positions (called "tranches"). Tranches pay different rates of interest depending upon their maturity. CMOs may be collateralized by (a) pass through securities issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veteran's Affairs, (c) unsecuritized conventional Mortgages, (d) other mortgage related securities or (e) any combination thereof.

Each tranche of a CMO is issued at a specific coupon rate and has a stated maturity. As the payments on the underlying mortgage loans are collected, the CMO issuer generally pays the coupon rate of interest to the holders of each tranche. In a common structure referred to as a "Pay" CMO, all scheduled and unscheduled principal payments generated by the collateral, as loans are repaid or prepaid, go initially to investors in the first tranches. Investors in later tranches do not start receiving principal payments until the prior tranches are paid in full. Sometimes, CMOs are structured so that the prepayment and/or market risks are transferred from one tranche to another.

Most CMOs are issued by Federal agencies. However, the only CMOs backed by the full faith and credit of the US Government are CMOs collateralized by pass-through securities guaranteed by GNMA. All CMOs are subject to reinvestment risk; that is, as prepayments on the underlying pool of mortgages increase, the maturity of the tranches in the CMO will decrease. As a result, the Portfolio may have to invest the proceeds that were invested in such CMOs in securities with lower yields. Factors affecting reinvestment risk include the level of interest rates, general economic and social conditions and the location and age of the mortgages.

REPURCHASE AGREEMENTS. Each Portfolio may hold cash or cash equivalents and may enter into repurchase agreements with respect to securities; normally repurchase agreements relate to money market obligations backed by the full faith and credit of the US Government. Repurchase agreements are transactions in which an investor (e.g., any of the Fund's Portfolios) purchases a security from a bank, recognized securities dealer, or other financial institution and simultaneously commits to resell that security to such institution at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement thus involves the obligation of the bank or securities dealer to pay the agreed upon price on the date agreed to, which obligation is in effect secured by the value of the underlying security held by the Portfolio. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Although repurchase agreements carry certain risks not associated with direct investments in securities, each Portfolio intends to enter into repurchase agreements only with financial institutions believed to present minimum credit risks in accordance with guidelines established by the investment manager or subadviser, as the case may be. The investment manager or subadviser, as the case may be, has implemented measures to review and monitor the creditworthiness of such institutions. The Portfolios will invest only in repurchase agreements collateralized in an amount at least equal at all times to the purchase price plus accrued interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. No Portfolio will enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. Certain Portfolios may purchase securities on a when-issued or forward commitment basis. Settlement of such transactions (i.e., delivery of securities and payment of purchase price) normally takes place within 45 days after the date of the commitment to purchase. A Portfolio may purchase a security on a when-issued or forward commitment basis with or without the intention of actually acquiring the securities, and may sell these securities before the purchase settlement date if it is deemed advisable.

At the time a Portfolio enters into such a commitment both payment and interest terms will be established prior to settlement; there is a risk that prevailing interest rates on the settlement date will be greater than the interest rate terms established at the time the commitment was entered into. When-issued and forward commitment securities are subject to changes in market value prior to settlement based upon changes, real or anticipated, in the level of interest rates or creditworthiness of the issuer. If a Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, the market value of that Portfolio's assets may fluctuate more than otherwise would be the case. For this reason, when investing in when-issued or forward commitment securities, cash and/or liquid securities equal to the amount of each Portfolio's when-issued or forward commitment securities will be segregated at the Portfolio's custodian, and marked to market daily, with additional cash and/or liquid securities added when necessary. When the time comes to pay for when-issued or forward commitment securities, a Portfolio will meet its respective obligations from then available cash flow, sale of securities (those segregated or otherwise), or, although a Portfolio would not normally expect to do so, from the sale of the when-issued or forward commitment securities themselves (which may

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have a value greater or less than a Portfolio's payment obligations). Sale of securities to meet when-issued and forward commitment obligations carries with it a greater potential for the realization of capital gain or loss.

SHORT SALES. Each Portfolio may sell securities short "against-the-box." A short sale "against-the-box" is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issue as, and equal in amount to, the securities sold short.

LENDING OF PORTFOLIO SECURITIES. Each of the Portfolios may lend portfolio securities to broker-dealers, banks or other institutional borrowers, provided that securities loaned by each of the Portfolios may not exceed 33 1/3% of the Portfolios' total assets taken at market value. The borrower must maintain with the Fund's custodian bank cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Portfolio an amount equal to any dividends or interest paid on the securities. The lending Portfolio may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Portfolios will generally be short-term. Loans are subject to termination at the option of the lending Portfolio or the borrower. The lending Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The lending Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The lending Portfolio may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the lending Portfolio is insufficient to replace the loaned securities. In addition, the lending Portfolio is responsible for any loss that might result from its investment of the borrower's collateral.

BORROWING. Except as noted below, a Portfolio may from time to time, borrow money to increase its portfolio of securities or for other purposes. Under the 1940 Act, each Portfolio is generally permitted to borrow from banks in amounts not exceeding one-third of the value of its total assets, less liabilities other than such borrowings. Borrowings may be secured by a mortgage or pledge of a Portfolio's assets.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will reduce a Portfolio's net investment income in any given period.

Except as otherwise specifically noted above, each of the Fund's Portfolios' investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of a majority of a Portfolio's outstanding voting securities.

FUNDAMENTAL RESTRICTIONS

Each Portfolio is subject to fundamental policies that place restrictions on certain types of investments. Except as otherwise indicated below, restrictions 1 through 8 may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding voting securities; restrictions 9 through 12 may be changed by the Fund's Board of Directors without such a vote. Under these restrictions, none of the Portfolios may:

1. Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

2. Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any Securities and Exchange Commission (the "SEC") or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

3. Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

4. Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

6. Purchase or hold any real estate, except the Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

7. Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act;


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 13

8. Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that:

    o this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities;

    o for the purpose of this limitation, mortgage-related securities do not constitute an industry; and

    o Seligman Communications and Information Portfolio will invest at least 80% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries, except when investing for temporary defensive purposes.

9. Purchase illiquid securities for any Portfolio including repurchase agreements maturing in more than seven days and securities that cannot be sold without registration or the filing of a notification under Federal or state securities laws, if, as a result, such investment would exceed 15% of the value of such Portfolio's net assets.

10. Invest in oil, gas or other mineral exploration or development programs; provided, however, that this investment restriction shall not prohibit a Portfolio from purchasing publicly-traded securities of companies engaging in whole or in part in such activities.

11. Purchase securities from or sell securities to any of its officers or Directors, except with respect to its own shares and as permissible under applicable statutes, rules and regulations.

12. Invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants, of which no more than 2% of net assets may be invested in warrants and rights not listed on the New York or American Stock Exchange. For this purpose, warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

For purposes of applying the 25% limitation on the securities of issuers in any particular industry (as described above), the Fund will generally use the industry classifications provided by the Global Industry Classification System.

Certain of the Portfolios' fundamental policies set forth above prohibit transactions "except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC." The following discussion explains the flexibility that a Portfolio gains from these exceptions.

PURCHASE OF SECURITIES ON MARGIN -- A purchase on margin involves a loan from the broker-dealer arranging the transaction. The "margin" is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because a Portfolio generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to the Portfolio.

ISSUING SENIOR SECURITIES -- A "senior security" is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows a Portfolio to operate in reliance upon these staff interpretations.

BORROWING MONEY -- The 1940 Act permits a fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.

MAKING LOANS -- The 1940 Act generally prohibits a Portfolio from making loans to affiliated persons but does not otherwise restrict a Portfolio's ability to make loans.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the value of assets will not constitute a violation of such restriction. In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment restrictions described above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund it will revoke the commitment by terminating sales in the state involved. The Fund also intends to comply with the diversification requirements under
Section 817(h) of the Internal Revenue Code of 1986, as amended. For a description of these requirements, see the separate account prospectuses or disclosure documents of the participating insurance companies.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund or of a particular Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or of such Portfolio or (2) 67%

Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 14
or more of the shares of the Fund or of such Portfolio present at a shareholder's meeting if more than 50% of the outstanding shares of the Fund or of such Portfolio are represented at the meeting in person or by proxy.

TEMPORARY DEFENSIVE POSITION

Each Portfolio may, from time to time, take a temporary defensive position in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions, or in anticipation of significant withdrawals. When it is believed that market conditions warrant a temporary defensive position, a Portfolio may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. A Portfolio's investments in foreign cash equivalents will be limited to those that are believed to equate generally to the standards established for US cash equivalents.

PORTFOLIO TURNOVER

The portfolio turnover rates for each Portfolio are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition was one year or less are excluded from the calculation. The Portfolio's portfolio turnover rate will not be a limiting factor when the Portfolio deems it desirable to sell or purchase securities. The portfolio turnover rates for each Portfolio for the years ended December 31, 2009 and 2008 were as follows:

                                                                         PORTFOLIO
                                                                          TURNOVER
                                                                        -----------
PORTFOLIO                                                               2009   2008
---------                                                               ----   ----
Capital                                                                  144%   240%
Common Stock                                                              77    131
Communications and Information                                           147    129
Global Technology                                                        153    161
International Growth                                                     327    365
Investment Grade Fixed Income                                            284(a) 232
Large-Cap Value                                                           39     18
Smaller-Cap Value                                                          8     14



 (a) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 249% for the year ended Dec. 31, 2009.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each fund's Board and the investment manager believe that the investment ideas of the investment manager and any subadviser with respect to portfolio management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund's Board also believes that knowledge of the fund's portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund's Board has therefore adopted policies and procedures relating to disclosure of the fund's portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the fund's operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders.

Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund's compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 15

PUBLIC DISCLOSURES
The funds' portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the funds' website. The information is available on the funds' website as described below.

    - For Equity and Balanced funds, a complete list of fund portfolio holdings as of month-end are posted on the website on a monthly basis approximately, but no earlier than, 15 calendar days after each month-end. The four most recent consecutive monthly disclosures remain posted for each fund. Such portfolio holdings information posted on the website includes the name of each portfolio security, number of shares held by the fund, value of the security and the security's percentage of the market value of the fund's portfolio as of month-end.

    - For Fixed Income funds, a complete list of fund portfolio holdings as of calendar quarter-end are posted on the website on a quarterly basis approximately, but no earlier than, 30 calendar days after such quarter-end, and remain posted at least until the date on which the fund files its Form N-CSR or Form N-Q with the SEC for the subsequent fiscal period. Fixed income fund portfolio holdings information posted on the website shall include the name of each portfolio security, maturity/rate, par value and the security's percentage of the market value of the fund's portfolio as of calendar quarter-end.

    - For Money Market funds, a complete list of fund portfolio holdings as of month-end are posted on the website on a monthly basis, approximately five business days after such month-end. Commencing with the month-end holdings as of September 2010 and thereafter, such month-end holdings will be continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund's most recent 12 months of publicly available filings on Form N-MFP. Additionally, as of September 2010 and thereafter, Money Market fund portfolio holdings information posted on the website will, at minimum, include with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The Money Market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding and any other information that may be required by the SEC.

Portfolio holdings of funds owned solely by affiliates of the investment manager may not be disclosed on the website. A complete schedule of each fund's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available on the SEC's website within sixty (60) days of the end of a fund's fiscal quarter.

In addition, the investment manager makes publicly available information regarding certain fund's largest five to fifteen holdings, as a percent of the market value of the funds' portfolios as of a month-end. This holdings information is made publicly available through the websites (riversource.com/funds for RiverSource and Threadneedle funds and seligman.com for Seligman funds), approximately fifteen (15) days following the month-end. The scope of the information that is made available on the funds' websites pursuant to the funds' policies may change from time to time without prior notice.

OTHER DISCLOSURES
The funds' policies and procedures provide that no disclosures of the funds' portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the funds have a legitimate business purpose for making such disclosure, (ii) the funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the investment manager; (ii) any conflicts of interest between the interests of fund shareholders, on the one hand, and those of the investment manager, the funds' distributor or any affiliated person of a fund, the investment manager or distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the funds with their day-to-day business affairs. These service providers include each fund's sub-advisor(s) (if any), affiliates of the investment manager, the funds' custodian, sub-custodians, the funds' independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain funds. These service providers are required to keep such

Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 16
information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds. The funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The fund also discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

Each fund's Board has adopted policies to ensure that the fund's holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee ("PHC"). The PHC is comprised of members from the investment manager's legal department, Compliance, and the funds' President. The PHC has been authorized by each fund's Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by either the fund's President, Chief Compliance Officer or General Counsel or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund's shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.

The funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. These special arrangements are described in the table below.

ONGOING PORTFOLIO HOLDINGS DISCLOSURE ARRANGEMENTS:
In addition to the daily information provided to the fund's custodians, subcustodians, administrator and investment advisers, the following disclosure arrangements are in place:


                                                                                         FREQUENCY
IDENTITY OF RECIPIENT               CONDITIONS/RESTRICTIONS ON USE OF INFORMATION      OF DISCLOSURE
---------------------           ----------------------------------------------------   -------------
Bitlathe                        Website support for fund performance disclosure        Monthly

BlackRock, Inc.                 For providing trading operations and portfolio         Daily
                                management support.

Bloomberg, L.P.                 For independent research of funds. Sent monthly,       Monthly
                                approximately 30 days after month end.

Bowne & Co.                     For printing of proxies and annual updates to          As needed
                                prospectuses and SAIs.

Cenveo, Inc.                    For printing of prospectuses, supplements, SAIs and    As needed
                                shareholder reports.

Factset Research Systems        For provision of quantitative analytics, charting      Daily
                                and fundamental data to the investment manager.


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 17

                                                                                         FREQUENCY
IDENTITY OF RECIPIENT               CONDITIONS/RESTRICTIONS ON USE OF INFORMATION      OF DISCLOSURE
---------------------           ----------------------------------------------------   -------------

Investment Technology Group,    For evaluation and assessment of trading activity,     Daily
Inc. (ITG, formerly known as    execution and practices by the investment manager.
Plexus Group)

InvestorTools, Inc.             Provide descriptive data for municipal securities      Daily

Morningstar, Inc.               For independent research and ranking of funds. Sent    Monthly
                                monthly, approximately 25 days after month end.

RiskMetrics Group (formerly     Proxy voting administration and research on proxy      Daily
Institutional Shareholder       matters.
Services)

Thomson Reuters Corp. (Lipper)  Information provided monthly with a 30 day lag to      Monthly
                                assure accuracy of Lipper Fact Sheets.


MANAGEMENT OF THE FUND

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

On November 7, 2008, RiverSource Investments, a wholly-owned subsidiary of Ameriprise Financial, announced the closing of its Acquisition of Seligman. With the Acquisition completed and shareholders having previously elected (at special meetings held on November 3, 2008) ten new directors (collectively, the "New Board Members"), the New Board Members took office on November 7, 2008. The New Board Members are Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia
M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr. (Chairman), Catherine James Paglia, Alison Taunton-Rigby and William F. Truscott. The New Board Members also became directors/trustees of the other Seligman funds in November 2008 and also serve as directors/trustees of the other funds in the RiverSource Family of Funds. Messrs. Leroy C. Richie and John F. Maher, who were members of the Board prior to November 7, 2008, have continued to serve on the Board after the Acquisition, which has resulted in an overall increase from ten directors to 12 directors.

Information with respect to the members of the Board is shown below. Each member oversees 126 funds in the RiverSource Family of Funds managed by RiverSource Investments. Under current Board policy, members may serve until the next regular shareholders' meeting, until he or she reaches the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

                           POSITION WITH                                        OTHER PRESENT
                               FUND                                                OR PAST
                           AND LENGTH OF        PRINCIPAL OCCUPATION            DIRECTORSHIPS           COMMITTEE
   NAME, ADDRESS, AGE       TIME SERVED        DURING LAST FIVE YEARS       (WITHIN PAST 5 YEARS)      MEMBERSHIPS
---------------------------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member      Attorney; Chief Justice,        None                    Board Governance,
901 S. Marquette Ave.    since November    Minnesota Supreme Court, 1998-                          Compliance,
Minneapolis, MN 55402    7, 2008           2006                                                    Investment Review,
Age 54                                                                                             Audit
---------------------------------------------------------------------------------------------------------------------

Arne H. Carlson          Board member      Chair, RiverSource Funds,       None                    Board Governance,
901 S. Marquette Ave.    since November    1999-2006; former Governor of                           Compliance,
Minneapolis, MN 55402    7, 2008           Minnesota                                               Contracts,
Age 74                                                                                             Executive,
                                                                                                   Investment Review
---------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton        Board member      President, Springboard-         None                    Distribution,
901 S. Marquette Ave.    since November    Partners in Cross Cultural                              Investment Review,
Minneapolis, MN 55402    7, 2008           Leadership (consulting                                  Audit
Age 54                                     company)

---------------------------------------------------------------------------------------------------------------------


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 18

                           POSITION WITH                                        OTHER PRESENT
                               FUND                                                OR PAST
                           AND LENGTH OF        PRINCIPAL OCCUPATION            DIRECTORSHIPS           COMMITTEE
   NAME, ADDRESS, AGE       TIME SERVED        DURING LAST FIVE YEARS       (WITHIN PAST 5 YEARS)      MEMBERSHIPS
---------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member      Trustee Professor of Economics  None                    Board Governance,
901 S. Marquette Ave.    since November    and Management, Bentley                                 Contracts,
Minneapolis, MN 55402    7, 2008           University; Former Dean,                                Investment Review
Age 58                                     McCallum Graduate School of
                                           Business, Bentley University
---------------------------------------------------------------------------------------------------------------------

Anne P. Jones            Board member      Attorney and Consultant         None                    Board Governance,
901 S. Marquette Ave.    since November                                                            Compliance,
Minneapolis, MN 55402    7, 2008                                                                   Executive,
Age 74                                                                                             Investment Review,
                                                                                                   Audit
---------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA     Board member      Former Managing Director,       American Progressive    Distribution,
901 S. Marquette Ave.    since November    Shikiar Asset Management        Insurance and Hapoalim  Executive,
Minneapolis, MN 55402    7, 2008                                           Securities USA, Inc.    Investment Review,
Age 73                                                                                             Audit
---------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.    Board member and  President Emeritus and          Valmont Industries,     Board Governance,
901 S. Marquette Ave.    Chair of Board    Professor of Economics,         Inc. (manufactures      Compliance,
Minneapolis, MN 55402    since November    Carleton College                irrigation systems)     Contracts,
Age 70                   7, 2008                                                                   Executive,
                                                                                                   Investment Review
---------------------------------------------------------------------------------------------------------------------

John F. Maher            Board member      Retired President and Chief     None                    Distribution,
901 S. Marquette Ave.    since 2006        Executive Officer and former                            Investment Review,
Minneapolis, MN 55402                      Director, Great Western                                 Audit
Age 67                                     Financial Corporation
                                           (financial services), 1986-
                                           1997
---------------------------------------------------------------------------------------------------------------------

Catherine James Paglia   Board member      Director, Enterprise Asset      None                    Board Governance,
901 S. Marquette Ave.    since November    Management, Inc. (private real                          Compliance,
Minneapolis, MN 55402    7, 2008           estate and asset management                             Contracts,
Age 56                                     company)                                                Executive,
                                                                                                   Investment Review
---------------------------------------------------------------------------------------------------------------------

Leroy C. Richie          Board member      Counsel, Lewis & Munday, P.C.   Digital Ally, Inc.      Contracts,
901 S. Marquette Ave.    since 2000        (law firm) since 1987; and      (digital imaging);      Distribution,
Minneapolis, MN 55402                      Vice President and General      Infinity, Inc. (oil     Investment Review
Age 66                                     Counsel, Automotive Legal       and gas exploration
                                           Affairs, Chrysler Corporation,  and production); and,
                                           1990-1997                       OGE Energy Corp.
                                                                           (energy and energy
                                                                           services)
---------------------------------------------------------------------------------------------------------------------

Alison Taunton-Rigby     Board member      Chief Executive Officer and     Idera Pharmaceuticals,  Contracts,
901 S. Marquette Ave.    since November    Director, RiboNovix, Inc.       Inc. (biotechnology);   Distribution,
Minneapolis, MN 55402    7, 2008           since 2003 (biotechnology);     Healthways, Inc.        Executive,
Age 66                                     former President, Forester      (health management      Investment Review
                                           Biotech                         programs)
---------------------------------------------------------------------------------------------------------------------




Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 19

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*

                          POSITIONS HELD
                               WITH                                                   OTHER PRESENT
                             FUNDS AND                                                   OR PAST
                             LENGTH OF             PRINCIPAL OCCUPATION               DIRECTORSHIPS           COMMITTEE
   NAME, ADDRESS, AGE         SERVICE             DURING PAST FIVE YEARS          (WITHIN PAST 5 YEARS)      MEMBERSHIPS
---------------------------------------------------------------------------------------------------------------------------
William F. Truscott      Board member      Chairman of the Board, Columbia       None                    None
53600 Ameriprise         since 11/7/01,    Management Investment Advisers, LLC
Financial Center         Vice President    (formerly RiverSource Investments,
Minneapolis, MN 55474    since 2002        LLC) since May 2010 (previously
Age 49                                     President, Chairman of the Board and
                                           Chief Investment Officer, 2001-April
                                           2010); Chief Executive Officer, U.S.
                                           Asset Management & President,
                                           Annuities, Ameriprise Financial,
                                           Inc. since May 2010 (previously
                                           President - U.S. Asset Management
                                           and Chief Investment Officer, 2005-
                                           April 2010 and Senior Vice
                                           President - Chief Investment
                                           Officer, 2001-2005); Director,
                                           President and Chief Executive
                                           Officer, Ameriprise Certificate
                                           Company since 2006; Director,
                                           Columbia Management Investment
                                           Distributors, Inc. (formerly
                                           RiverSource Fund Distributors, Inc.)
                                           since May 2010 (previously Chairman
                                           of the Board and Chief Executive
                                           Officer, 2008-April 2010; Chairman
                                           of the Board and Chief Executive
                                           Officer, RiverSource Distributors,
                                           Inc. since 2006; former Chief
                                           Investment Officer and Managing
                                           Director, Zurich Scudder Investments
---------------------------------------------------------------------------------------------------------------------------


    * Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager and Ameriprise Financial.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the other officers are:

FUND OFFICERS*

                                    POSITION HELD
                                   WITH FUNDS AND
                                      LENGTH OF                  PRINCIPAL OCCUPATION
       NAME, ADDRESS, AGE              SERVICE                  DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
J. Kevin Connaughton              President since   Senior Vice President and General
One Financial Center              5/1/10            Manager - Mutual Fund Products, Columbia
Boston, MA 02111                                    Management Investment Advisers, LLC since May
Age 46                                              2010; Managing Director of Columbia Management
                                                    Advisors, LLC, December 2004-April 2010;
                                                    Senior Vice President and Chief Financial
                                                    Officer, Columbia Funds, June 2008-January
                                                    2009; Treasurer, Columbia Funds, October 2003-
                                                    May 2008; Treasurer, the Liberty Funds, Stein
                                                    Roe Funds and Liberty All-Star Funds, December
                                                    2000-December 2006; Senior Vice
                                                    President - Columbia Management Advisors, LLC,
                                                    April 2003-December 2004; President, Columbia
                                                    Funds, Liberty Funds and Stein Roe Funds,
                                                    February 2004-October 2004
--------------------------------------------------------------------------------------------------


Amy K. Johnson                    Vice President    Senior Vice President and Chief Operating
5228 Ameriprise Financial Center  since 12/5/06     Officer, Columbia Management Investment
Minneapolis, MN 55474                               Advisers, LLC (formerly RiverSource
Age 44                                              Investments, LLC) since May 2010 (previously
                                                    Chief Administrative Officer, 2009-April 2010
                                                    and Vice President - Asset Management and
                                                    Trust Company Services, 2006-2009 and Vice
                                                    President - Operations and Compliance, 2004-
                                                    2006); Director of Product
                                                    Development - Mutual Funds, Ameriprise
                                                    Financial, Inc., 2001-2004

--------------------------------------------------------------------------------------------------


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 20

                                    POSITION HELD
                                   WITH FUNDS AND
                                      LENGTH OF                  PRINCIPAL OCCUPATION
       NAME, ADDRESS, AGE              SERVICE                  DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------

Jeffrey P. Fox                    Treasurer since   Vice President, Columbia Management Investment
105 Ameriprise Financial Center   7/10/02           Advisers, LLC (formerly RiverSource
Minneapolis, MN 55474                               Investments, LLC) since May 2010; Chief
Age 54                                              Financial Officer, Columbia Management
                                                    Investment Distributors, Inc. (formerly
                                                    RiverSource Fund Distributors, Inc.) and of
                                                    Seligman Data Corp. since 2008; Vice
                                                    President - Investment Accounting, Ameriprise
                                                    Financial, Inc. since 2002; Chief Financial
                                                    Officer, RiverSource Distributors, Inc. since
                                                    2006
--------------------------------------------------------------------------------------------------


Scott R. Plummer                  Vice President,   Chief Legal Officer and Assistant Secretary,
5228 Ameriprise Financial Center  General Counsel   Columbia Management Investment Advisers, LLC
Minneapolis, MN 55474             and Secretary     (formerly RiverSource Investments, LLC) since
Age 50                            since 12/5/06     June 2005; Vice President and Lead Chief
                                                    Counsel - Asset Management, Ameriprise
                                                    Financial, Inc. since May 2010 (previously
                                                    Vice President and Chief Counsel - Asset
                                                    Management, 2005-April 2010 and Vice
                                                    President - Asset Management Compliance, 2004-
                                                    2005); Vice President, Chief Counsel and
                                                    Assistant Secretary, Columbia Management
                                                    Investment Distributors, Inc. (formerly
                                                    RiverSource Fund Distributors, Inc.) since
                                                    2008; Vice President, General Counsel and
                                                    Secretary, Ameriprise Certificate Company
                                                    since 2005; Chief Counsel, RiverSource
                                                    Distributors, Inc. since 2006; Senior Vice
                                                    President and Chief Compliance Officer,
                                                    USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------


Mike Jones                        Vice President    Director and President, Columbia Management
100 Federal Street                since 5/1/10      Investment Advisers, LLC since May 2010;
Boston, MN 02110                                    President and Director, Columbia Management
Age 51                                              Investment Distributors, Inc. since May 2010;
                                                    Manager, Chairman, Chief Executive Officer and
                                                    President, Columbia Management Advisors, LLC,
                                                    2007-April 2010; Chief Executive Officer,
                                                    President and Director, Columbia Management
                                                    Distributors, Inc., 2006-April 2010; former
                                                    Co-President and Senior Managing Director,
                                                    Robeco Investment Management
--------------------------------------------------------------------------------------------------


Colin Moore                       Vice President    Director and Chief Investment Officer,
One Financial Center              since 5/1/10      Columbia Management Investment Advisers, LLC
Boston, MA 02111                                    since May 2010; Manager, Managing Director and
Age 52                                              Chief Investment Officer, Columbia Management
                                                    Advisors, LLC, 2007-April 2010; Head of
                                                    Equities, Columbia Management Advisors, LLC,
                                                    2002-Sept. 2007
--------------------------------------------------------------------------------------------------


Linda Wondrack                    Chief Compliance  Vice President and Chief Compliance Officer,
One Financial Center              Officer since     Columbia Management Investment Advisers, LLC
Boston, MA 02111                  5/1/10            since May 2010; Director (Columbia Management
Age 46                                              Group, LLC and Investment Product Group
                                                    Compliance), Bank of America, June 2005-April
                                                    2010; Director of Corporate Compliance and
                                                    Conflicts Officer, MFS Investment Management
                                                    (investment management), August 2004-May 2005
--------------------------------------------------------------------------------------------------


Neysa M. Alecu                    Money Laundering  Vice President - Compliance, Ameriprise
2934 Ameriprise Financial Center  Prevention        Financial, Inc. since 2008; Anti-Money
Minneapolis, MN 55474             Officer since     Laundering Officer and Identity Theft
Age 46                            11/9/05 and       Prevention Officer, Columbia Management
                                  Identity Theft    Investment Distributors, Inc. (formerly
                                  Prevention        RiverSource Fund Distributors, Inc.) since
                                  Officer since     2008; Anti-Money Laundering Officer,
                                  2008              Ameriprise Financial, Inc. since 2005;
                                                    Compliance Director, Ameriprise Financial,
                                                    Inc., 2004-2008
--------------------------------------------------------------------------------------------------



    * All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 21

RESPONSIBILITIES OF BOARD WITH RESPECT TO FUND MANAGEMENT

The Board is chaired by an Independent Director who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the funds' Chief Compliance Officer, counsel to the Independent Directors, and representatives of the funds' service providers and overseeing Board Services. The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager's profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Board also oversees fund risks, primarily through the functions (described below) performed by the Investment Review Committee, the Audit Committee and the Compliance Committee.

COMMITTEES OF THE BOARD

The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Distribution Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Directors (persons who are not "interested persons" of the fund as that term is defined in the 1940 Act. The table above describing each Director also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Directors and the investment manager between Board meetings in respect of general matters.

BOARD GOVERNANCE COMMITTEE -- Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, RiverSource Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate's ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate's ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Director, as encapsulated in their bios included in the above table.


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 22

The Board believes that the funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate's professional background would fit into the mix of experiences represented by the then-current Board.


                                                             PROFESSIONAL BACKGROUND - 2010
                            ------------------------------------------------------------------------------------------------
                                                                                                                     Audit
                            For Profit;  Non-Profit;                                                              Committee;
                              CIO/CFO;   Government;                Legal;                         Distribution;   Financial
NAME            Geographic    CEO/COO        CEO      Investment  Regulatory  Political  Academic    Marketing      Expert
----            ----------  -----------  -----------  ----------  ----------  ---------  --------  -------------  ----------
----------------------------------------------------------------------------------------------------------------------------
Blatz               MN                        X                        X          X
----------------------------------------------------------------------------------------------------------------------------
Carlson             MN                        X                                   X
----------------------------------------------------------------------------------------------------------------------------
Carlton             NY                                     X           X                                               X
----------------------------------------------------------------------------------------------------------------------------
Flynn               MA                                                                       X
----------------------------------------------------------------------------------------------------------------------------
Jones               MD                                                 X                                               X
----------------------------------------------------------------------------------------------------------------------------
Laikind             NY           X                         X                                             X             X
----------------------------------------------------------------------------------------------------------------------------
Lewis               MN                        X                                              X
----------------------------------------------------------------------------------------------------------------------------
Maher               CT           X                         X                                                           X
----------------------------------------------------------------------------------------------------------------------------
Paglia              NY           X                         X                                                           X
----------------------------------------------------------------------------------------------------------------------------
Richie              MI           X                                     X
----------------------------------------------------------------------------------------------------------------------------
Taunton-Rigby       MA           X                         X                                                           X
----------------------------------------------------------------------------------------------------------------------------


With respect to the directorship of Mr. Truscott, who is not an Independent Director, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Directors' increased access to information regarding the funds' investment manager, which is the funds' most significant service provider.

COMPLIANCE COMMITTEE -- This committee supports the Fund's maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Corporation or its key service providers; developing and implementing, in coordination with the Fund's Chief CCO, a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Fund's CCO to meet with independent Board members on a regular basis to discuss compliance matters. This committee held 5 meetings during the last fiscal year.

CONTRACTS COMMITTEE -- This committee reviews and oversees the contractual relationships with service providers and receives and analyzes reports covering the level and quality of services provided under contracts with the Fund. It also advises the Board regarding actions taken on these contracts during the annual review process. The committee held 6 meetings during the last fiscal year.

DISTRIBUTION COMMITTEE -- This committee reviews and supports product development, marketing, sales activity and practices related to the Portfolios, and reports to the Board as appropriate. The committee held 4 meetings during the last fiscal year.

EXECUTIVE COMMITTEE -- This committee acts for the Board between meetings of the Board. The committee held 2 meetings during the last fiscal year.

INVESTMENT REVIEW COMMITTEE -- This committee reviews and oversees the management of the Portfolios' assets and considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. The committee held 6 meetings during the last fiscal year.

AUDIT COMMITTEE -- This committee oversees the accounting and financial reporting processes of the Fund and internal controls over financial reporting and oversees the quality and integrity of the Fund's financial statements and independent audits as well as the Fund's compliance with legal and regulatory requirements relating to the Fund's accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Fund's independent registered public accounting firm and reviews and evaluates the qualifications, independence and performance of such firm. The committee oversees the funds' risks by, among other things, meeting with the funds' internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the funds' Disclosure Controls and Procedures. This committee operates pursuant to a written charter. The committee held 6 meetings during the last fiscal year.


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 23

PROCEDURES FOR COMMUNICATIONS TO THE BOARD OF DIRECTORS
The Board of Directors has adopted a process for shareholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a shareholder must send written communications to Board Services Corporation, 901 Marquette Avenue South, Minneapolis, Minnesota 55402, addressed to the Board of Directors of the Fund or the individual Director. All shareholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director.

BENEFICIAL OWNERSHIP OF SHARES

The following table shows the dollar range of equity securities beneficially owned on Dec. 31, 2009 of all funds overseen by the Board members. The Portfolios are available only to participating insurance companies to fund benefits of variable annuity and variable life insurance contracts and, in respect of Seligman Communications and Information Portfolio Class 2 shares, also to certain qualified pension and retirement plans. As such, a direct ownership of shares in the Portfolios is not available to individual investors, including the Directors.

                                                                   AGGREGATE DOLLAR RANGE OF SHARES
                                                                       OWNED BY DIRECTOR IN THE
NAME                                                                  RIVERSOURCE FAMILY OF FUNDS
---------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS
---------------------------------------------------------------------------------------------------
Kathleen Blatz                                                                 Over $100,000
---------------------------------------------------------------------------------------------------
Arne H. Carlson                                                                Over $100,000
---------------------------------------------------------------------------------------------------
Pamela G. Carlton                                                              Over $100,000*
---------------------------------------------------------------------------------------------------
Patricia M. Flynn                                                         $50,000 - $100,000
---------------------------------------------------------------------------------------------------
Anne P. Jones                                                                  Over $100,000
---------------------------------------------------------------------------------------------------
Jeffrey Laikind                                                                Over $100,000
---------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                                                          Over $100,000*
---------------------------------------------------------------------------------------------------
John F. Maher                                                                  Over $100,000*
---------------------------------------------------------------------------------------------------
Catherine James Paglia                                                         Over $100,000*
---------------------------------------------------------------------------------------------------
Leroy C. Richie                                                                Over $100,000*
---------------------------------------------------------------------------------------------------
Alison Taunton-Rigby                                                           Over $100,000
---------------------------------------------------------------------------------------------------
AFFILIATED BOARD MEMBERS
---------------------------------------------------------------------------------------------------
William F. Truscott                                                            Over $100,000
---------------------------------------------------------------------------------------------------


    *    Total includes deferred compensation invested in share equivalents.

COMPENSATION

Total Directors' fees paid by the Fund to the current independent Directors for the year ended December 31, 2009 were as follows:

                                                                        TOTAL CASH COMPENSATION
                                                                         FROM RIVERSOURCE FUNDS
NAME                                                                       PAID TO DIRECTORS
-----------------------------------------------------------------------------------------------
Kathleen Blatz                                                                  $172,500
-----------------------------------------------------------------------------------------------
Arne H. Carlson                                                                  177,500
-----------------------------------------------------------------------------------------------
Pamela G. Carlton                                                                160,000(a)
-----------------------------------------------------------------------------------------------
Patricia M. Flynn(a)                                                             165,000(a)
-----------------------------------------------------------------------------------------------
Anne P. Jones                                                                    172,500
-----------------------------------------------------------------------------------------------
Jeffrey Laikind                                                                  160,000
-----------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.(a)                                                         400,000(a)
-----------------------------------------------------------------------------------------------
John F. Maher(a)                                                                 155,000(a)
-----------------------------------------------------------------------------------------------
Catherine James Paglia(a)                                                        177,500
-----------------------------------------------------------------------------------------------
Leroy C. Richie                                                                  165,000
-----------------------------------------------------------------------------------------------
Alison Taunton-Rigby                                                             165,000
-----------------------------------------------------------------------------------------------



 (a) Ms. Carlton, Ms. Flynn, Mr. Lewis and Mr. Maher elected to defer a portion of the total compensation payable during the period in the amount of $64,000, $49,500, $60,000 and $155,000, respectively (none of which was in respect of the Fund).


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 24

The Independent Directors determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Directors, the Independent Directors take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Directors also recognize that these individuals' advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Directors, and that they undertake significant legal responsibilities. The Independent Directors also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the Independent Directors take into account, among other things, the Chair's significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds' Chief Compliance Officer, Counsel to the Independent Directors, and the Funds' service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair's compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

Effective Jan. 1, 2010, independent Board members are paid an annual retainer of $125,000. Committee and sub- committee Chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special meetings conducted by telephone. In 2010, the Board's Chair will receive total annual cash compensation of $430,000.

The Independent Directors may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more funds in the RiverSource Family of Funds and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on fund assets and liabilities.

COMPENSATION FROM EACH FUND. The following table shows the compensation paid to independent Board members from each fund during the fiscal year ended Dec. 31, 2009.

                                        AGGREGATE COMPENSATION FROM FUND
                         --------------------------------------------------------------
FUND                       BLATZ     CARLSON    CARLTON     FLYNN     JONES    LAIKIND
---------------------------------------------------------------------------------------
Capital -- total               17          18         16        16        17         16
Amount deferred                 0           0          6         5         0          0
---------------------------------------------------------------------------------------
Common Stock -- total           6           6          6         6         6          6
Amount deferred                 0           0          2         2         0          0
---------------------------------------------------------------------------------------
Communications and
Information -- total          110         113        102       105       110        102
Amount deferred                 0           0         41        32         0          0
---------------------------------------------------------------------------------------
Global                         13          13         12        13        13         12
Technology -- total
Amount deferred                 0           0          5         4         0          0
---------------------------------------------------------------------------------------
International                   4           4          4         4         4          4
Growth -- total
Amount deferred                 0           0          1         1         0          0
---------------------------------------------------------------------------------------
Investment Grade Fixed
Income -- total                 5           5          4         4         5          4
Amount deferred                 0           0          2         1         0          0
---------------------------------------------------------------------------------------
Large-Cap                       5           5          4         5         5          4
Value -- total
Amount deferred                 0           0          2         1         0          0
---------------------------------------------------------------------------------------
Smaller-Cap                   211         216        196       201       211        196
Value -- total
Amount deferred                 0           0         78        60         0          0
---------------------------------------------------------------------------------------
                                     AGGREGATE COMPENSATION FROM FUND
                         --------------------------------------------------------
                                                                        TAUNTON-
FUND                       LEWIS      MAHER      PAGLIA      RICHIE       RIGBY
---------------------------------------------------------------------------------
Capital -- total               39          15          17          16          16
Amount deferred                 6          15           0           0           0
---------------------------------------------------------------------------------
Common Stock -- total          15           6           7           6           6
Amount deferred                 2           6           0           0           0
---------------------------------------------------------------------------------
Communications and
Information -- total          253          99         113         105         105
Amount deferred                38          99           0           0           0
---------------------------------------------------------------------------------
Global                         30          12          13          12          12
Technology -- total
Amount deferred                 4          12           0           0           0
---------------------------------------------------------------------------------
International                   9           3           4           4           4
Growth -- total
Amount deferred                 1           3           0           0           0
---------------------------------------------------------------------------------
Investment Grade Fixed
Income -- total                11           4           5           4           4
Amount deferred                 2           4           0           0           0
---------------------------------------------------------------------------------
Large-Cap                      11           4           5           5           5
Value -- total
Amount deferred                 2           4           0           0           0
---------------------------------------------------------------------------------
Smaller-Cap                   485         189         216         201         201
Value -- total
Amount deferred                73         189           0           0           0
---------------------------------------------------------------------------------




Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 25

CODE OF ETHICS
RIVERSOURCE INVESTMENTS
The funds in the RiverSource Family of Funds, RiverSource Investments, the investment manager for the funds and the distributor have each adopted a Code of Ethics (collectively, the "Codes") and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund's access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated person of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstances under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

WELLINGTON MANAGEMENT
Wellington Management, subadviser for the Subadvised Portfolio, has adopted its own Code of Ethics meeting the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, which permits personnel covered by the rule to invest in securities that may be purchased or held by the Subadvised Portfolio. The Fund's Board of Directors reviews the Code of Ethics of Wellington Management at least annually and receives certifications from Wellington Management regarding compliance with such Code of Ethics annually.

PROXY VOTING POLICIES

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The funds in the RiverSource Family of Funds uphold a long tradition of supporting sound and principled corporate governance. The Board, which consists of a majority of independent Board members, determines policies and votes proxies. The funds' investment manager, RiverSource Investments, and the funds' administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

CORPORATE GOVERNANCE MATTERS -- The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

    - The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

    - The Board supports annual election of all directors and proposals to eliminate classes of directors.

    - In a routine election of directors, the Board will generally vote with management's recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

    - The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

    - Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 26

SHAREHOLDER RIGHTS PLANS -- The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company's board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

AUDITORS -- The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor's service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES -- The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively. The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

SOCIAL AND CORPORATE POLICY ISSUES -- The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company's management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund's shareholders and those of the funds' principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team ("Proxy Team"). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board's guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund's subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management's recommendations as set out in the company's proxy statement. In each instance in which a fund votes against management's recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company's management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

VOTING IN COUNTRIES OUTSIDE THE UNITED STATES (NON-U.S. COUNTRIES) -- Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds

Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 27
will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

SECURITIES ON LOAN -- The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds' administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds' ownership position is more significant, the Board has established a guideline to direct the funds' administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

INVESTMENT IN AFFILIATED FUNDS -- Certain funds may invest in shares of other Seligman funds (referred to in this context as "underlying funds") and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

A NOTE WITH RESPECT TO UNDERLYING FUNDS: The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager, RiverSource Investments. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC's website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table identifies those investors who, as of March 31, 2010, owned 5% or more of any class of a fund's shares and those investors who owned 25% or more of a fund's shares (all share classes taken together). Investors who own more than 25% of a fund's shares are presumed under securities laws to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote.

PORTFOLIO                                  NAME, CITY AND STATE OF INVESTOR      SHARE CLASS  PERCENTAGE     PERCENT OF FUND
----------------------------------------------------------------------------------------------------------------------------------
Capital                                Great-West Life & Annuity, Greenwood        Class 1      93.34%            32.20%
                                       Village, CO
                                      --------------------------------------------------------------------------------------------
                                       First Great West Life, Denver, CO           Class 1       6.66%                --
                                      --------------------------------------------------------------------------------------------
                                       Kansas City Life Insurance Company,         Class 2      91.88%            60.19%
                                       Kansas City, MO
----------------------------------------------------------------------------------------------------------------------------------

Common Stock                           Great-West Life & Annuity, Greenwood        Class 1      95.36%            95.36%
                                       Village, CO
----------------------------------------------------------------------------------------------------------------------------------

Communications and Information         Great-West Life & Annuity, Greenwood        Class 1      96.20%            42.49%
                                       Village, CO
                                       Guardian Insurance & Annuity Co., New       Class 2      40.39%                --
                                       York, NY
                                      --------------------------------------------------------------------------------------------
                                       Jefferson National Life Insurance,          Class 2      11.61%                --
                                       Louisville, KY
                                      --------------------------------------------------------------------------------------------
                                       Great-West Life & Annuity, Greenwood        Class 2      10.39%                --
                                       Village, CO
                                      --------------------------------------------------------------------------------------------
                                       Kansas City Life Insurance Company,         Class 2       8.74%                --
                                       Kansas City, MO
                                      --------------------------------------------------------------------------------------------
                                       AMERITAS Life Inc., Lincoln, NE             Class 2       7.84%                --
----------------------------------------------------------------------------------------------------------------------------------

Global Technology                      Great-West Life & Annuity, Greenwood        Class 1      52.79%            34.04%
                                       Village, CO
                                      --------------------------------------------------------------------------------------------
                                       Allianz Life, Minneapolis, MN               Class 1      42.23%            27.23%
                                      --------------------------------------------------------------------------------------------
                                       Jefferson National Life Insurance,          Class 2      94.41%            33.54%
                                       Louisville, KY

----------------------------------------------------------------------------------------------------------------------------------


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 28

PORTFOLIO                                  NAME, CITY AND STATE OF INVESTOR      SHARE CLASS  PERCENTAGE     PERCENT OF FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                <-
                                                                                                                                C>
International Growth                   Great-West Life & Annuity, Greenwood        Class 1      95.02%            95.02%
                                       Village, CO
----------------------------------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income          Great-West Life & Annuity, Greenwood        Class 1      99.81%            99.81%
                                       Village, CO
----------------------------------------------------------------------------------------------------------------------------------

Large-Cap Value                        Great-West Life & Annuity, Greenwood        Class 1      83.14%            83.14%
                                       Village, CO
                                      --------------------------------------------------------------------------------------------
                                       Jefferson National Life Insurance,          Class 1      11.29%                --
                                       Louisville, KY
                                      --------------------------------------------------------------------------------------------
                                       Great West, Denver, CO                      Class 1       5.57%                --
----------------------------------------------------------------------------------------------------------------------------------

Smaller-Cap Value                      Allianz Life, Minneapolis, MN               Class 1      83.77%            63.44%
                                      --------------------------------------------------------------------------------------------
                                       Merrill Lynch Life Insurance Co., Cedar     Class 1      10.47%                --
                                       Rapids, IA
                                      --------------------------------------------------------------------------------------------
                                       The Union Central Life Insurance            Class 2      81.37%                --
                                       Company, Lincoln, NE
                                      --------------------------------------------------------------------------------------------
                                       Kansas City Life Insurance Company,         Class 2       7.19%                --
                                       Kansas City, MO
----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER
With the completion of the Acquisition of Seligman by RiverSource Investments and with shareholders having previously approved (at a special meeting held on November 3, 2008) the Management Agreement between the Fund (on behalf of each Portfolio) and RiverSource Investments, RiverSource Investments is the new investment manager effective November 7, 2008. Shareholders of Seligman International Growth Portfolio also approved at the November meeting the Subadvisory Agreement between RiverSource Investments and Wellington Management.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the RiverSource Family of Funds and is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, each Portfolio pays RiverSource Investments a fee for managing its assets. The fee paid is equal to a percentage of the Portfolio's average daily net assets.

INVESTMENT MANAGEMENT FEE SCHEDULE

The table below outlines the investment management fees charged to the funds by RiverSource Investments for providing investment management services. The asset charge for each calendar day of each year will be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table below:

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           DAILY RATE
                                                                                                       ON LAST DAY OF MOST
FUND                                        NET ASSETS (BILLIONS)   ANNUAL RATE AT EACH ASSET LEVEL   RECENT FISCAL PERIOD
--------------------------------------------------------------------------------------------------------------------------
Capital                                        All asset levels                  0.355%                       0.355%
--------------------------------------------------------------------------------------------------------------------------
Common Stock                                   All asset levels                  0.355%                       0.355%
--------------------------------------------------------------------------------------------------------------------------

Communications and Information                 All asset levels                  0.705%                       0.705%
--------------------------------------------------------------------------------------------------------------------------

Global Technology                              First $2 billion                  0.950%                       0.950%
                                               Next $2 billion                   0.910%
                                               Over $4 billion                   0.870%
--------------------------------------------------------------------------------------------------------------------------

International Growth                          First $50 million                  0.950%                       0.950%
                                               Next $1 billion                   0.900%
                                              Over $1.05 billion                 0.860%
--------------------------------------------------------------------------------------------------------------------------

Investment Grade Fixed Income                  All asset levels                  0.345%                       0.345%

--------------------------------------------------------------------------------------------------------------------------


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 29

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           DAILY RATE
                                                                                                       ON LAST DAY OF MOST
FUND                                        NET ASSETS (BILLIONS)   ANNUAL RATE AT EACH ASSET LEVEL   RECENT FISCAL PERIOD
--------------------------------------------------------------------------------------------------------------------------
Large-Cap Value                               First $500 million                 0.755%                       0.755%
                                              Next $500 million                  0.660%
                                               Over $1 billion                   0.565%
--------------------------------------------------------------------------------------------------------------------------

Smaller-Cap Value                             First $500 million                 0.935%                       0.935%
                                              Next $500 million                  0.840%
                                               Over $1 billion                   0.745%
--------------------------------------------------------------------------------------------------------------------------


The following table shows the Investment management fee schedule for the fiscal years ended December 31, 2008 and 2007.

                                                                MANAGEMENT FEE RATE
                                                            (AS A% OF AVERAGE DAILY NET
PORTFOLIO                                                             ASSETS)
---------                                                --------------------------------
Capital                                                                0.40%
-----------------------------------------------------------------------------------------
Common Stock                                                           0.40%
-----------------------------------------------------------------------------------------
Communications and Information                                         0.75%
-----------------------------------------------------------------------------------------
Global Technology                                           1.00% on first $2 billion;
                                                             0.95% on next $2 billion;
                                                                 0.90% thereafter
-----------------------------------------------------------------------------------------
International Growth                                        1.00% on first $50 million;
                                                             0.95% on next $1 billion;
                                                                 0.90% thereafter
-----------------------------------------------------------------------------------------
Investment Grade Fixed Income                                          0.40%
-----------------------------------------------------------------------------------------
Large-Cap Value                                            0.80% on first $500 million;
                                                            0.70% on next $500 million;
                                                                 0.60% thereafter
-----------------------------------------------------------------------------------------
Smaller-Cap Value                                          1.00% on first $500 million;
                                                            0.90% on next $500 million;
                                                                 0.80% thereafter
-----------------------------------------------------------------------------------------


The following table indicates the management fees paid and the amount of management and other fees waived/reimbursed for the years ended December 31, 2009, 2008 and 2007.

                                          2009                        2008                         2007
                                ------------------------   --------------------------   --------------------------
                                              WAIVER/                      WAIVER/                      WAIVER/
PORTFOLIO                          FEE     REIMBURSEMENT       FEE      REIMBURSEMENT       FEE      REIMBURSEMENT
---------                       --------   -------------   ----------   -------------   ----------   -------------
Capital                         $ 24,523      $    --      $   34,357      $     --     $   44,328      $    --
Common Stock                       9,201       18,885          16,622            --         28,080           --
Communications and Information   305,415           --         333,001            --        430,167           --
Global Technology                 48,653       93,220          61,619       101,372         85,706       97,403
International Growth              15,188       96,059          30,535        80,200         42,745       86,100
Investment Grade Fixed Income      6,562       47,932           7,772        26,207          7,934       32,224
Large-Cap Value                   14,699       37,711          23,120        11,906         34,194           --
Smaller-Cap Value                798,571          830       1,319,550            --      2,203,083           --


Subject to the control of the Board of Directors, RiverSource Investments is responsible for the investments of each Portfolio (with the assistance of Wellington Management in the case of the Subadvised Portfolio). Other than the Subadvisory Agreement with Wellington Management, there are no other management-related service contracts under which services are or may be provided to the Portfolios. No person or persons, other than the directors, officers, employees of RiverSource Investments, or the Fund regularly advise the Fund or the Portfolios with respect to their investments (other than Wellington Management, as discussed below).

Under the Management Agreement, RiverSource Investments, subject to the control of the Board of Directors, manages the affairs of the Subadvised Portfolio and provides the services described in such agreement on the terms set forth therein. The Management Agreement provides that RiverSource Investments will enter into a subadvisory agreement, pursuant to which Wellington Management will provide the Subadvised Portfolio with investment management services, including investment research, advice and supervision, determining which securities will be purchased or sold by the Subadvised Portfolio, making purchases and sales of securities on behalf of the Subadvised Portfolio and determining how voting and other rights with

Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 30
respect to securities of the Subadvised Portfolio shall be exercised, subject in each case to the control of the Board of Directors and in accordance with the objectives, policies and principles set forth in the Prospectus and the requirements of the 1940 Act and other applicable law. Pursuant to the Management Agreement, RiverSource Investments continues to have responsibility for investment management services provided under the Subadvisory Agreement. Further, in the event Wellington Management ceases to provide such investment management services to the Subadvised Portfolio, they shall be provided by RiverSource Investments or by such other firm as may be selected by the Subadvised Portfolio and approved in accordance with applicable requirements.

The Management Agreement provides that it is effective on November 7, 2008 and shall continue in full force and effect until November 7, 2010, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of a Portfolio and by a vote of a majority of Directors who are not parties to the Management Agreement or interested persons of any such party). The Management Agreement may be terminated by either a Portfolio or RiverSource Investments at any time by giving the other party 60 days' written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting shares of a Portfolio. The Management Agreement will terminate automatically in the event of its assignment, as such term is defined in the 1940 Act.

Except for bad faith, intentional misconduct or negligence in regard to the performance of its duties under the Management Agreement, neither RiverSource Investments, nor any of its respective directors, officers, partners, principals, employees, or agents will be liable for any acts or omissions or for any loss suffered by the Fund, the Portfolios or its shareholders or creditors. Each of RiverSource Investments, and its respective directors, officers, partners, principals, employees and agents, will be entitled to rely, and will be protected from liability in reasonably relying, upon any information or instructions furnished to it (or any of them as individuals) by the Fund or its agents which is believed in good faith to be accurate and reliable. RiverSource Investments does not warrant any rate of return, market value or performance of any assets in a Portfolio. Notwithstanding the foregoing, the federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, the Portfolio does not waive any right which it may have under such laws or regulations.

SUBADVISORY ARRANGEMENT
On September 15, 2003, Wellington Management assumed responsibility for providing investment advisory services to the Subadvised Portfolio under a subadvisory arrangement between Wellington Management and Seligman, the Fund's predecessor investment manager. The subadvisory arrangement was initially approved by the Board of Directors of the Fund in respect of the Subadvised Portfolio on September 4, 2003. The engagement of Wellington Management was approved by the shareholders of the Subadvised Portfolio at a Special Meeting of Shareholders held on December 4, 2003. The Subadvisory Agreement between RiverSource Investments and Wellington Management was initially approved by the Directors on July 29, 2008 and by the shareholders of the Subadvised Portfolio at a special meeting held on November 3, 2008. The Subadvisory Agreement became effective on November 7, 2008.

The fees payable by the Subadvised Portfolio did not increase as a result of the engagement of Wellington Management. The fees of Wellington Management are paid by RiverSource Investments (not by the Subadvised Portfolio), and the fees payable by the Subadvised Portfolio to RiverSource Investments were unchanged.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

Under the Subadvisory Agreement, Wellington Management is responsible for providing investment advisory services to the Subadvised Portfolio. Wellington Management is also responsible for selecting brokers for the execution of purchases and sales on behalf of the Subadvised Portfolio.

TERMS OF THE SUBADVISORY AGREEMENT
SERVICES. Under the Subadvisory Agreement, Wellington Management, subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the Subadvised Portfolio set forth in the applicable Prospectus and Statement of Additional Information and the requirements of the 1940 Act and other applicable law, furnishes RiverSource Investments and the Subadvised Portfolio with such investment advice, research and assistance as RiverSource Investments or the Subadvised Portfolio shall from time to time reasonably request. In this regard, it is the responsibility of Wellington Management, in respect of the Subadvised Portfolio: (i) to participate in the development of the Subadvised Portfolio's overall investment strategy and in the determination of investment allocations; (ii) to provide investment advice and research

Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 31
to the Subadvised Portfolio with respect to existing and potential investments in securities, including company visits and meetings with management; (iii) to determine securities and other assets for investment; (iv) to select brokers and dealers; (v) to cause the execution of trades, including foreign exchange dealings; and (vi) unless otherwise agreed to by RiverSource Investments, vote proxies solicited by or with respect to issuers of securities in which assets of the Series may be invested from time to time. Wellington Management's responsibilities extend to the Subadvised Portfolio's assets. Under the Management Agreement, RiverSource Investments continues to have responsibility for investment management services provided under the Subadvisory Agreement.

LIABILITY. The Subadvisory Agreement provides that, subject to Section 36 of the 1940 Act, Wellington Management shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under the Subadvisory Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement, provided, however, that Wellington Management will be liable for any loss incurred by the Fund, the Subadvised Portfolio, the Manager or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to Wellington Management which results, directly or indirectly, in a material error in the net asset value of the Subadvised Portfolio.

COMPENSATION. Under the Subadvisory Agreement, Wellington Management receives in respect of the Subadvised Portfolio, each month a fee calculated on each day during such month at the annual rates set forth below:

                                                                        SUBADVISORY FEE
                                                                      AS A PERCENTAGE OF
SUBADVISED PORTFOLIO                                               AVERAGE DAILY NET ASSETS
--------------------                                               ------------------------
International Growth
  - up to $50 million                                                        0.45%
  - over $50 million                                                         0.40%


This fee is paid by RiverSource Investments and does not affect the fee paid by the Subadvised Portfolio to RiverSource Investments pursuant to the Management Agreement.

EXPENSES. Pursuant to the Subadvisory Agreement, Wellington Management pays all of its expenses arising from the performance of its duties under the Subadvisory Agreement, other than the cost of securities, including brokerage commissions and similar fees and charges for the acquisition, disposition, lending or borrowing of the Subadvised Portfolio's investments.

TERMINATION. The Subadvisory Agreement provides that it is effective November 7, 2008 and will continue in effect until November 7, 2010 and from year to year if such continuance is approved in the manner required by the 1940 Act. The Subadvisory Agreement may be terminated at any time, with respect to the Subadvised Portfolio, without payment of penalty, by the Fund on 60 days' written notice to Wellington Management by vote of the Directors or by vote of the majority of the outstanding voting securities of the Subadvised Portfolio, as defined by the 1940 Act. The Subadvisory Agreement also provides that it may also be terminated, with respect to the Subadvised Portfolio, by Wellington Management or RiverSource Investments at any time upon not less than 60 days' written notice to the other and to the Fund. The Subadvisory Agreement will automatically terminate in the event of its assignment in respect of the Subadvised Portfolio, and upon termination of the Management Agreement in respect of the Subadvised Portfolio.

SERVICES PROVIDED BY THE INVESTMENT MANAGER
Under the Management Agreement, dated November 7, 2008, subject to the control of the Fund's Board of Directors, RiverSource Investments manages the investment of the assets of the Portfolios, including making purchases and sales of portfolio securities consistent with the Portfolios' investment objectives and policies.

ADMINISTRATIVE SERVICES
Under an Administrative Services Agreement, Ameriprise Financial provides the Portfolios with administration and accounting services. Effective May 11, 2009, the Portfolios pay Ameriprise Financial a fee for its services (which would be reflected in each Portfolio's "Other Expenses" in the fee table of the prospectus). Prior to May 11, 2009, the Portfolios did not pay an administrative services fee. There will be no net impact to the fees that a Portfolio will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Portfolio.


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 32

ADMINISTRATIVE SERVICES FEE SCHEDULE

The table below outlines the administrative services fees charged to the funds by Ameriprise Financial for providing administrative services. The asset charge for each calendar day of each year will be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table below:

-------------------------------------------------------------------------------------------------------------------------------
                                                             ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                                             500,000,001     1,000,000,001    3,000,000,001
FUNDS                                    0 - 500,000,000   -1,000,000,000   -3,000,000,000   -12,000,000,000   12,000,000,001 +
-------------------------------------------------------------------------------------------------------------------------------
Global Technology                             0.080%            0.075%           0.070%           0.060%             0.050%
International Growth
Smaller-Cap Value
-------------------------------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income                 0.070%            0.065%           0.060%           0.050%             0.040%
-------------------------------------------------------------------------------------------------------------------------------

Capital                                       0.060%            0.055%           0.050%           0.040%             0.030%
Common Stock
Communications and Information
Large-Cap Value
-------------------------------------------------------------------------------------------------------------------------------


The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid the last fiscal period are shown in the table below. The table also shows the daily rate applied to each fund's net assets as of the last day of the most recent fiscal period.

                                                            ADMINISTRATIVE
                                                          SERVICES FEES PAID   DAILY RATE APPLIED
FUND                                                            IN 2009          TO FUND ASSETS
----                                                      ------------------   ------------------
Capital                                                         $ 2,792               0.060%
Common Stock                                                      1,011               0.060
Communications and Information                                   18,678               0.060
Global Technology                                                 2,902               0.080
International Growth                                                869               0.080
Investment Grade Fixed Income                                       821               0.070
Large-Cap Value                                                     799               0.060
Smaller-Cap Value                                                46,508               0.080


OTHER INVESTMENT ADVICE
No person or persons, other than directors, officers, or employees of RiverSource Investments, or Wellington Management, regularly advise the Fund's Portfolios or Subadvised Portfolio, as the case may be, with respect to the Portfolios' investments.

PRINCIPAL UNDERWRITER
RiverSource Fund Distributors, Inc., formerly Seligman Advisors, Inc., an affiliate of RiverSource Investments, located at 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55402, acts a general distributor of the shares of the Portfolios as well as the other funds in the RiverSource Family of Funds. The distributor is an "affiliated person" (as defined in the 1940 Act) of RiverSource Investments, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as directors or officers of both the Fund and the distributor are affiliated persons of both entities.

RULE 12B-1 PLAN
Each Portfolio has adopted a Shareholder Servicing and Distribution Plan ("12b-1 Plan") with respect to each Portfolio's Class 2 shares in accordance with
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Portfolio, with respect to Class 2 shares, is authorized to pay monthly to the distributor, an annual shareholder servicing and distribution fee of up to 0.25% of the average daily net assets attributable to Class 2 shares. The distributor uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners of Class 2 shares including, but not limited to, (1) the printing and delivering of prospectuses, statements of additional information, shareholder reports, proxy statements and marketing

Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 33
materials related to the Portfolios to current Contract owners, (2) providing facilities to answer questions from current Contract owners about the Portfolios, (3) receiving and answering correspondence, (4) providing information to RiverSource Investments and to Contract owners with respect to shares of the Portfolios attributable to Contract owner Accounts, (5) complying with federal and state securities laws pertaining to the sale of shares of the Portfolios, (6) assisting Contract owners in completing application forms and selecting dividend and other Account options, and (7) other distribution related services. Additionally, the distributor may also use this fee to make payments to administrators or their affiliates for similar services provided to Qualified Plans and their beneficiaries. Because these 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time they will increase the cost of an investment in the Portfolio and may cost shareholders more than other types of charges related to an investment. The participating insurance companies will also provide such office space and equipment, telephone facilities, and personnel as may be reasonably necessary or beneficial in order to provide such services to owners. No fees payable pursuant to the Rule 12b-1 Plan are retained by the distributor. The total amounts paid by the Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio to the distributor in respect of Class 2 shares for the year ended December 31, 2009 and such amounts stated as a percentage of the Portfolios' Class 2 shares' average daily net assets, are as follows:

PORTFOLIO*                                                              TOTAL FEES PAID
----------                                                              ---------------
Capital                                                                     $10,460
Communications and Information                                               47,901
Global Technology                                                             4,401
Large-Cap Value                                                                   0
Smaller-Cap Value                                                            48,589


    * There were no Class 2 shares issued or outstanding during the year ended December 31, 2009 with respect to Large-Cap Value and the other Portfolios of the Fund not otherwise listed above.

RiverSource Investments, in its sole discretion, may also make similar payments to the distributor, participating insurance companies or Plan administrators from its own resources, which may include the management fee that RiverSource Investments receives from the Portfolios. Payments made by the Portfolios under the 12b-1 Plan are intended to be used to encourage sales of Class 2 shares to Contract owners, as well as to discourage redemptions and/or exchanges.

Fees paid by each Portfolio under the 12b-1 Plan in respect of Class 2 shares may not be used to pay expenses incurred solely in respect of Class 1 shares or any other Seligman mutual fund.

The amounts expended by the distributor in any one year with respect to Class 2 shares of a Portfolio may exceed the 12b-1 fees paid by the Portfolio in that year. Each Portfolio's 12b-1 Plan permits expenses incurred by the distributor in respect of Class 2 shares in one fiscal year to be paid from Class 2 12b-1 fees in any other fiscal year; however, in any fiscal year the Portfolios are not obligated to pay any 12b-1 fees in excess of those described above. The 12b-1 Plan with respect to the Class 2 shares of each Portfolio was initially approved on March 16, 2000 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the Plan ("Qualified Directors"). The 12b-1 Plan will continue in effect until December 31 of each year, so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plans may not be amended to increase materially the amounts payable to the distributor without the approval of a majority of the outstanding voting securities of the relevant class. No material amendment to the 12b-1 Plans may be made except by a majority of both the Directors and Qualified Directors.

The 12b-1 Plans require that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors. The 12b-1 Plans will be reviewed by the Directors annually.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS, AND COMPENSATION. For purposes of this discussion, each member of a Portfolio's portfolio team is referred to as a "portfolio manager". Set forth below, by Portfolio, for each portfolio manager is: (i) the number of accounts managed (other than the Portfolio managed by the particular portfolio manager) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts; (ii) those accounts that have an advisory fee based on the performance of the account; and (iii) an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Unless noted

Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 34
otherwise, all information is provided as of December 31, 2009. For purposes of this table, each series or portfolio of a registered investment company is treated as a separate registered investment company.

                                            Other Accounts Managed (excluding the fund)
                                        --------------------------------------------------
                                                             Approximate     Performance    Ownership   Structure     Conflicts
                                          NUMBER AND TYPE     Total Net         Based        of Fund        of            of
FUND                  PORTFOLIO MANAGER    OF ACCOUNT(a)        Assets       Accounts(b)    Shares(c)  Compensation    Interest
---------------------------------------------------------------------------------------------------------------------------------
Capital              Wayne Collette(e)  10 RICs            $2.55 billion   None            None
                                        1 PIV              $125.4 million
                                        114 other accounts $216.4 million
                     ---------------------------------------------------------------------------------
                     George Myers(e)    7 RICs             $2.13 billion   None            None
                                        1 PIV              $125.4 million
                                        103 other accounts $138.8 million                                  (1)           (6)
                     ---------------------------------------------------------------------------------
                     Lawrence W. Lin(e) 7 RICs             $2.13 billion   None            None
                                        1 PIV              $125.4 million
                                        108 other accounts $138.8 million
                     ---------------------------------------------------------------------------------
                     Brian D. Neigut(e) 7 RICs             $2.13 billion   None            None
                                        1 PIV              $125.4 million
                                        105 other accounts $138.6 million
---------------------------------------------------------------------------------------------------------------------------------

Common Stock         Brian M. Condon(e) 3 RICs             $594.0 million  1 PIV ($22 M)   None            (1)           (6)
                                        8 PIVs             $864.0 million
                                        40 other accounts  $2.72 billion
                     ------------------------------------------------------------------------------------------------------------
                     Gina Mourtzinou    9 RICs             $9.05 billion   6 RICs ($6.52   None            (2)           (7)
                                                                           B)
                                        14 other accounts  $116.72 million
---------------------------------------------------------------------------------------------------------------------------------

Communications and   Paul Wick          4 RICs             $4.48 billion
Information                             5 PIVs             $1.82 billion
                                        6 other accounts   $266.43 million
                     ------------------------------------------------------
                     Ajay Diwan         4 RICs             $4.48 billion
                                        5 PIVs             $1.82 billion
                                        7 other accounts   $262.94 million
                     ------------------------------------------------------
                     Richard Parower    3 RICs             $4.19 billion
                                        5 PIVs             $1.82 billion   None            None            (3)           (7)
                                        8 other accounts   $265.53 million
                     ------------------------------------------------------
                     Reema Shah         3 RICs             $4.19 billion
                                        5 RICs             $1.82 billion
                                        8 other accounts   $270.3 million
                     ------------------------------------------------------
                     Sangeeth Peruri    1 RIC              $3.68 billion
                                        12 PIVs            $891.27 million
---------------------------------------------------------------------------------------------------------------------------------

Global Technology    Paul Wick          4 RICs             $4.53 billion
                                        5 PIVs             $1.82 billion
                                        6 other accounts   $266.43 million
                     ------------------------------------------------------
                     Ajay Diwan         4 RICs             $4.53 billion
                                        5 PIVs             $1.82 billion
                                        7 other accounts   $262.94 million
                     ------------------------------------------------------
                     Richard Parower    3 RICs             $4.24 billion
                                        5 PIVs             $1.82 billion   None            None            (3)           (7)
                                        8 other accounts   $265.53 million
                     ------------------------------------------------------
                     Reema Shah         3 RICs             $4.24 billion
                                        5 RICs             $1.82 billion
                                        8 other accounts   $270.3 million
                     ------------------------------------------------------
                     Benjamin Lu        1 RIC              $504.09 million
                                        2 PIVs             $44.25 million
                                        1 other account    $0.001 million
---------------------------------------------------------------------------------------------------------------------------------
International Growth WELLINGTON MANAGEMENT:
                     ------------------------------------------------------------------------------------------------------------
                     Matthew Hudson     6 RICs             $1.60 billion
                     -------------------
                     Jean-Marc Berteaux 10 PIVs            $2.05 billion                   None            (4)           (8)
                                        9 other accounts   $954.01 million 1 other account
                                                                           ($157.15 M)
---------------------------------------------------------------------------------------------------------------------------------

Investment Grade     Colin Lundren(f)   17 RICs            $1.59 billion   None
  Fixed
Income                                  15 other accounts  $203.49 million
                     ----------------------------------------------------------------------
                     Scott Schroepfer   7 RICs             $13.25 billion  3 RICs ($821.26
                                                                           M)
                                        2 other accounts   $8.37 million                   None            (5)           (7)
                     ----------------------------------------------------------------------
                     Tom Murphy         6 RICs             $11.13 billion  2 RICs ($486.48
                                                                           M)
                                        2 PIVs             $729.68 million
                                        17 other accounts  $12.58 billion

---------------------------------------------------------------------------------------------------------------------------------


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 35

                                            Other Accounts Managed (excluding the fund)
                                        --------------------------------------------------
                                                             Approximate     Performance    Ownership   Structure     Conflicts
                                          NUMBER AND TYPE     Total Net         Based        of Fund        of            of
FUND                  PORTFOLIO MANAGER    OF ACCOUNT(a)        Assets       Accounts(b)    Shares(c)  Compensation    Interest
---------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value      Neil T. Eigen      6 RICs             $923.06 million
                                        2 PIVs             $149.37 million
                                        65 other           $2.92 billion   1 RIC ($137.29  None            (1)           (7)
                                        accounts(d)                        M)
                     ------------------------------------------------------
                     Richard S. Rosen   6 RICs             $923.06 million
                                        2 PIVs             $149.37 million
                                        70 other           $2.88 billion
                                        accounts(d)
---------------------------------------------------------------------------------------------------------------------------------

Smaller-Cap Value    Neil T. Eigen      6 RICs             $829.33 million
                                        2 PIVs             $149.37 million
                                        65 other           $2.92 billion
                                        accounts(d)
                     ------------------------------------------------------
                     Richard S. Rosen   6 RICs             $829.33 million 1 RIC ($137.29  None            (1)           (7)
                                                                           M)
                                        2 PIVs             $149.37 million
                                        70 other           $2.88 billion
                                        accounts(d)
---------------------------------------------------------------------------------------------------------------------------------



   (a) RIC refers to a Registered Investment Company (each series or portfolio of a RIC is treated as a separate RIC); PIV refers to a Pooled Investment Vehicle.

   (b) Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

   (c) All shares of the Variable Portfolio funds are owned by life insurance companies and are not available for purchase by individuals. Consequently no portfolio manager owns any shares of Variable Portfolio funds.

   (d) Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.

   (e) Portfolio manager began managing the fund after its fiscal year end; therefore reporting is provided as of March 31, 2010.

   (f) Portfolio manager began managing the fund after its fiscal year end; reporting is provided as of Dec. 31, 2009.

STRUCTURE OF COMPENSATION

     (1) As of the funds' most recent fiscal year end, the portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A portfolio manager's bonus is variable and generally is based on (1) an evaluation of the portfolio manager's investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to specific benchmarks and peer groups, emphasizing the portfolio manager's three and five year performance. The investment manager also may consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

         The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager's profitability for the year, which is largely determined by assets under management.

     (2) Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, and by the short term (typically one-year) and long-term (typically three-year, five-year and ten-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool would also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments. RiverSource

Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 36

         Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

     (3) Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

     (4) Wellington Management receives a fee based on the assets under management of the Subadvised Portfolio as set forth in the Subadvisory Agreement between Wellington Management and RiverSource Investments on behalf of the Subadvised Portfolio.. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Subadvised Portfolio. The following information relates to the fiscal year ended December 31, 2009.

     Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Subadvised Portfolio managers who are primarily responsible for the day-to-day management of the Subadvised Portfolio ("Investment Professionals") includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of Wellington Management. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salary for the other Investment Professional is determined by his experience and performance in his role as an Investment Professional. Base salaries for Wellington Management employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of Wellington Management.

     Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Subadvised Portfolio managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional's incentive payment relating to the Subadvised Portfolio is linked to the gross pre-tax performance of the Subadvised Portfolio managed by the Investment Professional compared to the MSCI EAFE Growth Index (prior to March 1, 2006, the MSCI EAFE Index) over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

     Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The investment professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan the contributions to which are made pursuant to an actuarial formula. Mr. Berteaux is a partner of Wellington Management.


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 37

     (5) Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

CONFLICTS OF INTEREST -- RIVERSOURCE INVESTMENTS:
     (6) Like other investment professionals with multiple clients, a fund's portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

     Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager's Code of Ethics and certain limited exceptions, the investment manager's investment professionals do not have the opportunity to invest in client accounts, other than the funds.

     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

     A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager's decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

     A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager's trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

     "Cross trades," in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

     Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account's objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager's investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio

Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 38
     manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager's purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

     A fund's portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager's portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

     (7) RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

     RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

     In addition to the accounts noted above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager's Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

CONFLICTS OF INTEREST -- WELLINGTON MANAGEMENT:
     (8) Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Investment Professionals generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of Seligman International Growth Portfolio (the Subadvised Portfolio). The Investment Professionals make investment decisions for each account, including the Subadvised Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Subadvised Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

     An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Subadvised Portfolio, or make investment decisions that are similar to those made for the Subadvised Portfolio, both of which have the potential to adversely impact the Portfolio depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Subadvised Portfolio and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Subadvised Portfolios' holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Subadvised Portfolio to Wellington Management.

Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 39

     Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

SECURITIES OWNERSHIP. The Portfolios are available only to participating insurance companies to fund benefits of variable annuity and variable life insurance contracts and, in respect of Seligman Communications and Information Portfolio Class 2 shares, also to certain qualified pension and retirement plans. As such, a direct ownership of shares in the Portfolios is not available to individual investors, including the portfolio managers.

SECURITIES TRANSACTIONS

Except as otherwise noted, the description of policies and procedures in this section also applies to any Portfolio subadviser. Subject to policies set by the Board, as well as the terms of the investment management agreements, the investment manager or subadviser is authorized to determine, consistent with a Portfolio's investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each Portfolio, the investment manager, any subadviser and RiverSource Fund Distributors, Inc. (principal underwriter and distributor of the RiverSource Family of Funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Portfolios.

A Portfolio's securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

BROKER-DEALER SELECTION
In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security's trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Portfolios as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 40

COMMISSION DOLLARS
Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the Portfolio, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as "soft dollars," generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple RiverSource accounts, including the Portfolios (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or Portfolio.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager's or subadviser's overall responsibilities with respect to a Portfolio and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A "step-out" is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of Portfolio commissions may create potential conflicts of interest between the investment manager or subadviser and a Portfolio.

However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of Portfolio commissions falls within the "safe harbor" of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes ("mixed use" items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that Portfolio commissions pay only for the investment decision-making portion of a mixed-use item.

TRADE AGGREGATION AND ALLOCATION
Generally, orders are processed and executed in the order received. When a Portfolio buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the Portfolio. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including a Portfolio.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio

Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 41
managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

The investment manager has portfolio management teams in its Minneapolis and Los Angeles offices that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in Minneapolis and Los Angeles, it operates in this structure subject to its duty to seek best execution.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE INVESTMENT MANAGER Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a Portfolio according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the Portfolio will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Portfolio and (ii) the affiliate charges the Portfolio commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Management Agreement.

For the years ended December 31, 2009, 2008 and 2007, the funds, except for International Growth, did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the funds, the investment manager, Wellington Management, or the distributor.

For the year ended December 31, 2009, International Growth had $615,638 in transactions and $504 in commissions specifically directed to forms in exchange for research services.

TOTAL BROKERAGE COMMISSIONS
Brokerage commissions of each Portfolio (except Seligman Investment Grade Fixed Income Portfolio) for the years ended December 31, 2009, 2008 and 2007, are set forth in the following table:

                                                             TOTAL BROKERAGE COMMISSIONS
                                                                      PAID FOR
                                                              EXECUTION AND STATISTICAL
                                                                   SERVICES(1)(2)
                                                           ------------------------------
PORTFOLIO                                                    2009       2008       2007
---------                                                  --------   --------   --------
Capital                                                    $ 28,350   $ 45,616   $ 49,328
Common Stock                                                  2,527     12,871     21,313
Communications and Information                              182,446    155,400    249,116
Global Technology                                            24,679     30,584     45,754
International Growth                                         10,509     24,441     24,729
Large-Cap Value                                               1,213      1,966      1,977
Smaller-Cap Value                                            54,981    150,656    172,691



 (1)    Not including any spreads on principal transactions on a net basis.

 (2) Changes in commissions paid from year to year result from, among other things, changes in portfolio turnover.


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 42

REGULAR BROKER-DEALERS
During the year ended December 31, 2009, certain of the Portfolios of the Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents, as follows:

                                                                             VALUE OF SECURITIES OWNED
FUND                                                 NAME OF ISSUER            AT END OF FISCAL YEAR
--------------------------------------------  ----------------------------   -------------------------
Capital                                       None                                         N/A
------------------------------------------------------------------------------------------------------
Common Stock                                  Citigroup Funding                       $ 35,612
                                              Franklin Resources                         5,584
                                              Goldman Sachs Group                       87,458
                                              Lehman Brothers Holdings*                  9,636
                                              Morgan Stanley                            39,664
                                              PNC Financial Services Group              24,547
                                              Charles Schwab                             9,749
------------------------------------------------------------------------------------------------------
Communications and Information                None                                         N/A
------------------------------------------------------------------------------------------------------
Global Technology                             None                                         N/A
------------------------------------------------------------------------------------------------------
International Growth                          Credit Suisse Group                       25,152
------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income                 Citigroup                                 10,054
                                              Lehman Brothers Holdings*                  3,113
------------------------------------------------------------------------------------------------------
Large-Cap Value                               JPMorgan Chase & Co.                     104,175
                                              Morgan Stanley                            71,040
------------------------------------------------------------------------------------------------------
Smaller-Cap Value                             None                                         N/A
------------------------------------------------------------------------------------------------------


      * Subsequent to Aug. 31, 2008, Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.

CAPITAL STOCK AND OTHER SECURITIES

CAPITAL STOCK
The Fund is authorized to issue, create and classify shares of capital stock in separate series without further action by shareholders. The Fund presently offers nine separate series of common stock, each of which maintains a separate investment portfolio, designated as follows: Seligman Capital Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman International Growth Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio. Shares of capital stock of each Portfolio have a par value of $.001 and are divided into two classes, designated as Class 1 common stock and Class 2 common stock. Each share of a Fund's Class 1 and Class 2 common stock is equal as to earnings, assets and voting privileges, except that each class bears its own separate shareholder servicing and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Fund has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares have non-cumulative voting rights for the election of directors. Each outstanding share will be fully paid and non-assessable, and freely transferable. There are no liquidation, conversion or prescriptive rights.

In accordance with current policy of the SEC, holders of the Accounts have the right to instruct the applicable participating insurance companies as to voting of Portfolio shares held by such Accounts on all matters to be voted on by Fund shareholders. Such rights may change in accordance with changes in policies of the SEC. Voting rights of the participants in the Accounts of participating insurance companies are more fully set forth in the prospectuses or disclosure documents relating to those Accounts, which should be read together with each Portfolio's Prospectus. A Plan's trustees generally holds the Portfolio shares sold to a Qualified Plan. The responsibility to vote these shares varies from plan to plan. Generally, more

Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 43
detailed information regarding the voting responsibilities relating to a specific Plan's assets can be found in the plan's disclosure documents. These documents should be read in conjunction with each Portfolio's Prospectus.

The Directors of the Fund have authority to create additional portfolios and to classify and reclassify shares of capital stock without further action by shareholders, and additional series may be created in the future. Under Maryland corporate law, the Fund is not required to hold annual meetings and it is the intention of the Fund's Directors not to do so. However, special meetings of shareholders will be held for action by shareholders as may be required by the 1940 Act, the Fund's Articles of Incorporation and By-laws, or Maryland corporate law.

OTHER SECURITIES
The Fund has no authorized securities other than the above-mentioned common stock.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

PURCHASE OF SHARES
Shares of the Fund's Portfolios are only being offered to: (1) Accounts established by participating insurance companies to fund benefits of the Contracts and (2) with respect to Class 2 shares of Seligman Communications and Information Portfolio, Qualified Plans. The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from the owners of the Contracts. A more detailed description of such allocations rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying each Portfolio's Prospectus. Qualified Plans may invest in shares of Seligman Communications and Information Portfolio in accordance with applicable law and their own governing documents. Beneficiaries of such Plans are encouraged to consult their plan administrators for additional information. The Fund reserves the right to reject any order for the purchase of shares of the Fund's Portfolios.

OFFERING PRICE
The net asset value per share of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) each day that the NYSE is open. Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

VALUING FUND SHARES

FOR FUNDS OTHER THAN MONEY MARKET FUNDS. A Portfolio's securities are valued as follows as of the close of business of the New York Stock Exchange (the "Exchange"):

    - Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

    - Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

    - Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

    - Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

    - Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

    - Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the Exchange.

    - Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 44

    - Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

    - Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

    - When possible, bonds are valued at an evaluated bid by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.

REDEMPTION IN KIND
The procedures for redemption of Fund shares under ordinary circumstances are set forth in each Portfolio's Prospectus. In unusual circumstances, payment may be postponed, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Fund's Portfolios to fairly determine the value of the Portfolios' net assets; or (iii) such other periods as ordered by the SEC for the protection of the Portfolio's shareholders. It is not anticipated that shares will be redeemed for other than cash or its equivalent. However, the Fund reserves the right to pay the redemption price to the accounts in whole or in part, by a distribution in kind from the Portfolio's investment portfolio, in lieu of cash, taking the securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. The Fund reserves the right to make such an in-kind distribution for redemptions in excess of 15% of a Portfolio. If shares are redeemed in this way, brokerage costs will ordinarily be incurred by the accounts in converting such securities into cash. Participating Plans will also be subject to the policies and procedures set forth above.

ARRANGEMENTS PERMITTING FREQUENT TRADING OF FUND SHARES
The Fund has no arrangements with any person to permit frequent trading of a Portfolio's shares.

TAXATION OF THE FUND

Each Portfolio of the Fund is qualified and intends to continue to qualify for tax treatment as a "regulated investment company" under certain provisions of the Internal Revenue Code of 1986, as amended. Under such provisions, the Fund's Portfolios will be subject to federal income tax only with respect to undistributed net investment income and net realized capital gain. Each of the Fund's Portfolios will be treated as a separate entity. Dividends and capital gain distributions from each of the other Portfolios will be declared and paid annually and will be reinvested at the net asset value of such shares of the Portfolio that declared such dividend or capital gain distribution. Information regarding the tax consequences of an investment in the Fund's Portfolios is contained in the separate prospectuses or disclosure documents of the Accounts, which should be read together with this SAI.

For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as provided in the table below. Because the measurement periods for a regulated investment company's income are different for excise tax purposes verses income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the funds are permitted to treat net capital losses realized between November 1 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. The total capital loss carryovers below include post-October losses, if applicable. It

Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 45
is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

                                                AMOUNT       AMOUNT      AMOUNT     AMOUNT     AMOUNT     AMOUNT      AMOUNT
                             TOTAL CAPITAL     EXPIRING     EXPIRING    EXPIRING   EXPIRING   EXPIRING   EXPIRING    EXPIRING
PORTFOLIO                   LOSS CARRYOVERS     IN 2010      IN 2011     IN 2012    IN 2013    IN 2014    IN 2015     IN 2016
---------                   ---------------   ----------   ----------   --------   --------   --------   --------   ----------
Capital                       $ 9,288,464     $6,090,929   $        0      $0       $     0    $     0      $0      $1,961,725
Common Stock                  $ 3,461,085     $  519,960   $  366,561      $0       $     0    $     0      $0      $  632,912
Communications and
  Information                 $15,686,110     $7,829,524   $5,578,202      $0       $     0    $     0      $0      $2,165,560
Global Technology             $ 5,915,187     $4,941,506   $  108,762      $0       $     0    $     0      $0      $  544,777
International Growth          $ 2,134,598     $  481,073   $        0      $0       $     0    $     0      $0      $1,325,858
Investment Grade Fixed
  Income                      $   145,093     $        0   $        0      $0       $56,149    $75,089      $0      $        0
Large-Cap Value               $   127,528     $        0   $        0      $0       $     0    $     0      $0      $        0
Smaller-Cap Value             $14,399,624     $        0   $        0      $0       $     0    $     0      $0      $        0
                               AMOUNT      AMOUNT
                              EXPIRING    EXPIRING
PORTFOLIO                     IN 2017      IN 2018
---------                   -----------   --------
Capital                     $ 1,192,247   $ 43,563
Common Stock                $ 1,924,322   $ 17,330
Communications and
  Information               $   112,824   $      0
Global Technology           $   320,142   $      0
International Growth        $   249,980   $ 77,687
Investment Grade Fixed
  Income                    $    10,566   $  3,289
Large-Cap Value             $   121,250   $  6,278
Smaller-Cap Value           $14,150,615   $249,009


UNDERWRITERS

DISTRIBUTION OF SECURITIES
The Fund and the distributor are parties to a Distribution and Shareholder Servicing Agreement under which the distributor acts as the exclusive agent for distribution of shares of the Portfolios. The distributor accepts orders for the purchase of Portfolio shares, which are offered continuously.

COMPENSATION
The distributor, which is an affiliated person of RiverSource Investments, which is an affiliated person of the Fund, did not receive any commissions or other compensation from the Fund during the fiscal year ended December 31, 2009.

PAYMENTS TO UNAFFILIATED AND AFFILIATED INSURANCE COMPANIES
The Portfolios are sold as underlying investment options of variable insurance policies and annuity contracts (products) offered by unaffiliated insurance companies and affiliated insurance companies, such as RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies). RiverSource Investments and its affiliates make or support payments out of their own resources to the Companies, as a result of the Companies including the Portfolios as investment options in the products. These products may also include unaffiliated mutual funds as investment options, and the Companies receive payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company's success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Portfolios. The amount of payment from sponsors of unaffiliated funds or allocation from RiverSource Investments and its affiliates varies, and may be significant. The amount of the payment or allocation the Companies receive from a fund may create an incentive for the Companies and may influence their decision regarding which funds to include in a product. These arrangements are sometimes are referred to as "revenue sharing payments," and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, subaccounting or recordkeeping services provided directly by the Companies. See the product prospectus for more information regarding these payments and allocations.

FINANCIAL STATEMENTS

The Annual Report to Shareholders for the year ended December 31, 2009 for the Fund's Portfolios contains a portfolio of the investments of each Portfolio as of December 31, 2009, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report were audited by the independent registered accounting firm, Ernst & Young LLP, 220 South 6th Street, Suite 1400 Minneapolis, MN55402-4509, and are incorporated herein by reference. The financial statements for periods ended on or before Dec. 31 , 2008 were audited by other auditors. The Annual Report and Mid-Year Report will be furnished without charge to investors who request copies of this SAI.


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INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the "District Court"). In response to defendant's motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the "Eighth Circuit") on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary of judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court ("Supreme Court"), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Board of Directors/Trustees.

In September 2006, the Office of the Attorney General of the State of New York ("NYAG") commenced a civil action in New York State Supreme Court against J. &
W. Seligman & Co. Incorporated ("Seligman"), Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the "Seligman Parties"), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds as follows:
$150,000 to Seligman Global Growth Fund, $550,000 to Seligman Global Smaller Companies Fund, $7.7 million to Seligman Communications and Information Fund and $2.9 million to Seligman Global Technology Fund. These settlement payments are reflected in the net asset values of these four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG.

In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or

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Statement of Additional Information - April 30, 2010                     Page 47
its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

GENERAL INFORMATION

CUSTODIANS. The funds' securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of their securities in central depository systems as allowed by federal law. For its services, each fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the fund's custodian agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, Independent Registered Public Accounting Firm, has been selected as auditors of the Fund. Their address is 220 S. 6th Street #1400, Minneapolis, MN 55402.

On March 11, 2009, the Audit Committee of the Board of Directors recommended, and the Board of Directors, including a majority of those members who are not "interested persons" of the Fund (as defined in the 1940 Act), approved Ernst & Young LLP as the independent registered public accounting firm to serve as auditors for the Fund. Ernst & Young LLP began service as the Fund's independent registered public accounting firm effective March 18, 2009. For the fiscal years ended December 31, 2008 and December 31, 2007, the Fund's independent registered public accounting firm was Deloitte & Touche LLP.

During the Fund's fiscal years ended December 31, 2008 and 2007 and the subsequent interim period preceding Ernst & Young LLP's appointment, neither the Fund nor anyone on behalf of the Fund consulted with Ernst & Young LLP on any matter regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, and neither a written report was provided to the Fund nor oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the Fund in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K, respectively.


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